      As filed with the Securities and Exchange Commission on April 20, 2000

                           Securities Act File No. 333-8653
                       Investment Company File Act No. 811-07725

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM N-1A

                 REGISTRATION STATEMENT UNDER THE SECURITIES
                                     ACT OF 1933

                            Pre-Effective Amendment No.                      / /

                            POST-EFFECTIVE AMENDMENT NO. 7                   /X/

                                        AND/OR
                 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                     ACT OF 1940

                            AMENDMENT NO. 9                                 /X/

                           (Check appropriate box or boxes)

                                SEASONS SERIES TRUST
                  (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                                 1 SunAmerica Center
                              Los Angeles, CA 90067-6022

                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)(ZIP CODE)

          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 858-8850

                                Robert M. Zakem, Esq.
                       Senior Vice President and General Counsel
                                 The SunAmerica Center
                           SunAmerica Asset Management Corp.
                              733 Third Avenue - 3rd Floor
                                 New York, NY  10017
                        (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                      COPY TO:

      Susan L. Harris, Esq.              Margery K. Neale, Esq.
      SunAmerica Inc.                    Swidler Berlin Shereff Friedman, LLP
      1 SunAmerica Center                919 Third Avenue
      Los Angeles, CA 90067-6022         New York, New York 10022


      Approximate date of Proposed Public Offering:
      As soon as practicable after this Registration Statement becomes effective.



                IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                               (CHECK APPROPRIATE BOX)

    / /  immediately upon filing pursuant to paragraph (b) of Rule 485

    / /  on (date) pursuant to paragraph (b) of Rule 485

    / /  60 days after filing pursuant to paragraph (a) of Rule 485

    / /  on (date) pursuant to paragraph (a) of Rule 485

    / /  75 days after filing pursuant to paragraph (a)(ii)

    /X/  on July 5, 2000 pursuant to paragraph (a)(ii) of Rule 485.

         If appropriate, check the following box:
    / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   PROSPECTUS


                                  JULY 5, 2000

--------------------------------------------------------------------------------

                                     [LOGO]

                              SEASONS SERIES TRUST

            - MULTI-MANAGED GROWTH PORTFOLIO

            - MULTI-MANAGED MODERATE GROWTH PORTFOLIO

            - MULTI-MANAGED INCOME/EQUITY PORTFOLIO

            - MULTI-MANAGED INCOME PORTFOLIO

            - ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO

            - STOCK PORTFOLIO

            - LARGE CAP GROWTH PORTFOLIO

            - LARGE CAP COMPOSITE PORTFOLIO

            - LARGE CAP VALUE PORTFOLIO

            - MID CAP GROWTH PORTFOLIO

            - MID CAP VALUE PORTFOLIO

            - SMALL CAP PORTFOLIO

            - INTERNATIONAL EQUITY PORTFOLIO

            - DIVERSIFIED FIXED INCOME PORTFOLIO

            - CASH MANAGEMENT PORTFOLIO

            - FOCUS GROWTH PORTFOLIO

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


TRUST HIGHLIGHTS..................................    3
        Q&A.......................................    3

MORE INFORMATION ABOUT THE PORTFOLIOS.............   10
        Investment Strategies.....................   10

GLOSSARY..........................................   20
        Investment Terminology....................   20
        About the Indices.........................   23
        Risk Terminology..........................   24

MANAGEMENT........................................   26
        Investment Adviser and Manager............   26
        Information about the Subadvisers.........   28
        Portfolio Management......................   29
        Custodian, Transfer and Dividend Paying
           Agent..................................   39

ACCOUNT INFORMATION...............................   40
        Transaction Policies......................   40
        Dividend Policies and Taxes...............   41

FINANCIAL HIGHLIGHTS..............................   41

FOR MORE INFORMATION ABOUT SEASONS SERIES TRUST...   44

MANAGED COMPONENTS -- the four distinct, actively managed investment components in which all of the assets of the Multi-Managed Seasons Portfolios are invested. The percentage each Multi-Managed Seasons Portfolio allocates to a Managed Component differs based upon the Portfolio's investment objective.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

INCOME is interest payments from bonds or dividends from stocks.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.
--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
-------------------------------------------------------------------------------

The following questions and answers are designed to provide you with information about Seasons Series Trust (the "Trust"), and to give you an overview of the Trust's sixteen separate investment series ("Portfolios") and their investment goals and principal strategies. More complete investment information is provided in the chart, under "More Information About the Portfolios," which is on
page   , and the glossary that follows on page   .



Six of the Portfolios, which we call the "Seasons Portfolios," are available through the Seasons Variable Annuity Contract. Ten additional Portfolios, which which we call either the "Seasonal Select Portfolios" or the "Seasons Focused Portfolios" are available through the Seasons Select Variable Annuity Contract.


                          Q: WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND
                             STRATEGIES?

                          A: Each Portfolio operates as a separate mutual fund
                             and has its own investment goal and a strategy for pursuing it. A Portfolio's investment goal may be changed by the Board of Trustees without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio's investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles.

                                                              SEASONS PORTFOLIOS
                                             PORTFOLIO                          INVESTMENT GOAL
                                  MULTI-MANAGED GROWTH PORTFOLIO    long-term growth of capital
                                  MULTI-MANAGED MODERATE GROWTH     long-term growth of capital, with
                                  PORTFOLIO                         capital preservation as a secondary
                                                                    objective
                                  MULTI-MANAGED INCOME/EQUITY       conservation of principal while
                                  PORTFOLIO                         maintaining some potential for long-term
                                                                    growth of capital
                                  MULTI-MANAGED INCOME PORTFOLIO    capital preservation
                                  ASSET ALLOCATION: DIVERSIFIED     capital appreciation
                                  GROWTH PORTFOLIO
                                  STOCK PORTFOLIO                   long-term capital appreciation, with a
                                                                    secondary objective of increasing
                                                                    dividend income


                                             SEASONS PORTFOLIOS
                                                  STRATEGY
                                  asset allocation through Managed
                                  Components
                                  asset allocation through Managed
                                  Components
                                  asset allocation through Managed
                                  Components
                                  asset allocation through Managed
                                  Components
                                  investment primarily through a strategic allocation of approximately 80% (with a range of 65-95%) of its assets to equity securities and approximately 20% (with a range of 5-35%) of its assets to fixed income securities investment primarily in the common stocks of a diversified group of well-established growth companies

Each of the Seasons MULTI-MANAGED GROWTH, MULTI-MANAGED MODERATE GROWTH, MULTI-MANAGED INCOME/EQUITY and MULTI-MANAGED INCOME PORTFOLIOS (referred to hereinafter as the "Multi-Managed Seasons Portfolios") allocates all of its assets among three or four distinct MANAGED COMPONENTS, each managed by a separate Manager and each with its own investment strategy. The three Managers of the Multi-Managed Seasons Portfolios are SunAmerica Asset Management Corp. ("SunAmerica"), Janus Capital Corporation ("Janus") and Wellington Management Company, LLP ("WMC"). None of the Multi-Managed Seasons Portfolios contains a passively managed component. The four current Managed Components are SUNAMERICA/AGGRESSIVE GROWTH, JANUS/GROWTH, SUNAMERICA/BALANCED and WMC/FIXED INCOME. The Managed Components each invest to varying degrees, according to their investment strategy in a diverse portfolio of securities including, common stocks, securities with equity characteristics (such as preferred stocks, warrants or fixed income securities convertible into common stock), corporate and U.S. government fixed income securities, money market instruments and/or cash or cash equivalents. The assets of each Managed Component that comprises a particular Multi-Managed Seasons Portfolio belong to that Portfolio. The term "Manager" as used herein shall mean either SunAmerica, the Investment Adviser to the Trust, or the other registered investment advisers that serve as Subadvisers to the Trust, as the case may be.

Although each Multi-Managed Seasons Portfolio has a distinct investment objective and allocates its assets in varying percentages among the Managed Components in furtherance of that objective, each Manager intends to manage its respective Managed Component(s) in the same general manner regardless of the objective of the Multi-Managed Seasons Portfolio. However, the equity/ debt weightings of the SUNAMERICA/BALANCED component under normal market conditions will vary depending on the objective of the Multi-Managed Seasons Portfolio. The following chart shows the allocation of the assets of each Multi-Managed Seasons Portfolio among Managed Components.


                                            SUNAMERICA/        JANUS/
                                           AGGRESSIVE GROWTH   GROWTH        SUNAMERICA/        WMC/FIXED INCOME
                PORTFOLIO                    COMPONENT        COMPONENT     BALANCED COMPONENT   COMPONENT
MULTI-MANAGED GROWTH PORTFOLIO                        20%            40%                20%               20%

MULTI-MANAGED MODERATE GROWTH PORTFOLIO               18%            28%                18%               36%

MULTI-MANAGED INCOME/EQUITY PORTFOLIO                  0%            18%                28%               54%

MULTI-MANAGED INCOME PORTFOLIO                         0%             8%                17%               75%

Differences in investment returns among the Managed Components may cause the actual percentages to vary over the course of a calendar quarter from the targets listed in the chart. Accordingly, the assets of each Multi-Managed Seasons Portfolio will be reallocated or "rebalanced" among the Managed Components on at least a quarterly basis to restore the target allocations for such Portfolio.

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.
A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.
MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.
LARGE CAP COMPANIES are generally those with market capitalizations of over $5 billion, although there may be some overlap among capitalization categories.
MID CAP COMPANIES are generally those with market capitalizations ranging from $1 billion to $5 billion, although there may be some overlap among capitalization categories.
SMALL CAP COMPANIES are generally those with market capitalizations of $1 billion or less, although there may be some overlap among capitalization categories.

                                                          SEASONS SELECT PORTFOLIOS
                                             PORTFOLIO                          INVESTMENT GOAL
                                  LARGE CAP GROWTH PORTFOLIO        long-term growth of capital
                                  LARGE CAP COMPOSITE PORTFOLIO     long-term growth of capital and growth
                                                                    of dividend income
                                  LARGE CAP VALUE PORTFOLIO         long-term growth of capital
                                  MID CAP GROWTH PORTFOLIO          long-term growth of capital
                                  MID CAP VALUE PORTFOLIO           long-term growth of capital
                                  SMALL CAP PORTFOLIO               long-term growth of capital
                                  INTERNATIONAL EQUITY PORTFOLIO    long-term growth of capital
                                  DIVERSIFIED FIXED INCOME          relatively high current income and
                                  PORTFOLIO                         secondarily capital appreciation
                                  CASH MANAGEMENT PORTFOLIO         high current yield while preserving
                                                                    capital


                                         SEASONS SELECT PORTFOLIOS
                                                  STRATEGY
                                  investment primarily in equity
                                  securities of large companies (at least
                                  65% of total assets) selected through a
                                  growth strategy
                                  investment primarily in equity
                                  securities of large companies (at least
                                  65% of total assets) that offer the
                                  potential for long-term growth of
                                  capital or dividends
                                  investment primarily in equity
                                  securities of large companies (at least
                                  65% of total assets) selected through a
                                  value strategy
                                  investment primarily in equity
                                  securities of medium sized companies (at least 65% of total assets) selected through a growth strategy investment primarily in equity securities of medium sized companies (at least 65% of total assets) selected through a value strategy investment primarily in equity securities of small companies (at least
                                  65% of total assets)
                                  investment primarily in equity
                                  securities of issuers in at least 3
                                  countries other than the U.S.
                                  investment primarily in fixed income
                                  securities, including U.S. and foreign
                                  government securities, mortgaged-backed
                                  securities, investment grade debt
                                  securities, and high yield/high risk
                                  bonds ("junk bonds")
                                  investment in a diversified selection of money market instruments

A "FOCUS" STRATEGY -- one in which a Manager actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios. Each SEASONS FOCUS GROWTH PORTFOLIO Manager will invest in 10 stocks. Each Manager may invest in additional financial instruments for the purpose of cash management or to hedge a security in the Portfolio.



When deemed appropriative by a Manager, a Portfolio may engage in ACTIVE TRADING when it frequently trades its portfolio securities to achieve its investment goal.



                                                          SEASONS FOCUSED PORTFOLIOS
                                             PORTFOLIO                          INVESTMENT GOAL
                                  FOCUS GROWTH PORTFOLIO            long-term growth of capital


                                         SEASONS FOCUSED PORTFOLIOS
                                                  STRATEGY
                                  active trading of equity securities of
                                  growth companies without regard to
                                  market capitalization.



                          Each Seasons Select Portfolio and each Seasons Focused Portfolio, except the CASH MANAGEMENT PORTFOLIO, is managed by several separate Managers, and we call them the "Multi-Managed Seasons Select Portfolios" and "Multi-Managed Seasons Focused Portfolios" respectively. Each Multi-Managed Seasons Select Portfolio and Multi-Managed Seasons Focused Portfolio offers you access to at least three different professional Managers, one of which may be SunAmerica, and each of which advises a separate portion of the Portfolio. To balance the risks of an actively managed portfolio, each Multi-Managed Seasons Select Portfolio includes a passively-managed index component, currently managed by Bankers Trust Company, that seeks to replicate a target index or a subset of an index. The index component will not sell stocks in its portfolio or buy different stocks over the course of a year other than in conjunction with changes in its index, even if there are adverse developments concerning a particular stock, company or industry. Each Multi-Managed Seasons Focused Portfolio offers you access to at least two different professional Managers, one of which may be SunAmerica, and each of which advises a separate portion of the Portfolio. Each Manager actively selects a limited number of stocks that represent their best ideas. This approach to investing results in a more concentrated portfolio, which will be less diversified than the Multi-Managed Seasons Select Portfolios, and may be subject to greater market risks.



                          SunAmerica will initially allocate the assets of each Multi-Managed Seasons Select Portfolio and Multi-Managed Seasons Focused Portfolio among the Managers for a Portfolio in a manner designed to maximize investment efficiency. SunAmerica will then allocate new cash from share purchases over redemption requests equally among the Managers, unless SunAmerica determines, subject to the review of the Trustees, that a different allocation of assets would be in the best interests of a Portfolio and its shareholders. SunAmerica intends, on a quarterly basis, to review the asset allocation in each Multi-Managed Seasons Select Portfolio and Multi-Managed Seasons Focused Portfolio to determine the extent to which the portion of assets managed by a Manager differs from that portion managed by any other Manager to the Portfolio. If SunAmerica determines that the difference is significant, SunAmerica will then re-allocate cash flows among the three Managers, differently from the manner described above, in an effort to effect a re-balancing of the Portfolio's asset allocation. In general, SunAmerica will not rebalance or reallocate the existing assets of a Multi-Managed Seasons Select Portfolio and Multi-Managed Seasons Focused Portfolio among Managers. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Manager to another when it would be in the best interests of a Portfolio and its shareholders to do so. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation may be to shift assets from a better performing Manager to a portion of the Portfolio with a relatively lower total return.

Q: WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?


A: The following section describes the principal risks of each Portfolio, and
   the charts beginning on page   describes various additional risks.


    RISKS OF INVESTING EQUITY SECURITIES

    The MULTI-MANAGED GROWTH, MULTI-MANAGED MODERATE GROWTH, ASSET ALLOCATION:
    DIVERSIFIED GROWTH, STOCK, LARGE CAP GROWTH, LARGE CAP COMPOSITE, LARGE CAP VALUE, MID CAP GROWTH, MID CAP VALUE, SMALL CAP and INTERNATIONAL EQUITY PORTFOLIOS invest primarily in equity securities. In addition, the MULTI-MANAGED INCOME/EQUITY and MULTI-MANAGED INCOME PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. In addition, individual stocks selected for any of these Portfolios may underperform the market generally. Growth stocks are historically volatile, which will particularly affect the MULTI-MANAGED GROWTH, MULTI-MANAGED MODERATE GROWTH, ASSET ALLOCATION: DIVERSIFIED GROWTH, STOCK, LARGE CAP GROWTH, LARGE CAP COMPOSITE, MID CAP GROWTH and SMALL CAP PORTFOLIOS. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, and vice versa.

    RISKS OF INVESTING IN BONDS

    The MULTI-MANAGED INCOME/EQUITY, MULTI-MANAGED INCOME and DIVERSIFIED FIXED INCOME PORTFOLIOS invest primarily in bonds. In addition, the MULTI-MANAGED GROWTH, MULTI-MANAGED MODERATE GROWTH and ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIOS each invests significantly in bonds. As a result, as with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in bonds, movements in the bond market generally may affect its performance.

    RISKS OF INVESTING IN JUNK BONDS

    Each of the Portfolios except the STOCK, LARGE CAP GROWTH, MID CAP GROWTH and CASH MANAGEMENT PORTFOLIOS may invest in varying degrees in high yield/high risk securities, also known as "junk bonds," which are considered speculative. While the Managers try to diversify a Portfolio and to engage in a credit analysis of each junk bond issuer in which a Portfolio invests, junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    RISKS OF INVESTING IN MONEY MARKET SECURITIES

    While an investment in the CASH MANAGEMENT PORTFOLIO should present the least market risk of any of the Portfolios, since it invests only in high-quality short-term debt obligations, you should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risks that the value of its investments may be affected by changes in interest rates. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value of $1.00.

    RISKS OF INVESTING INTERNATIONALLY

    All of the Portfolios except the CASH MANAGEMENT PORTFOLIO may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging market countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. This will particularly affect the INTERNATIONAL EQUITY PORTFOLIO.

    RISKS OF INVESTING IN SMALLER COMPANIES

    All Portfolios except the DIVERSIFIED FIXED INCOME and CASH MANAGEMENT PORTFOLIOS may invest in smaller companies. Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the MULTI-MANAGED GROWTH, MULTI-MANAGED MODERATE GROWTH, ASSET ALLOCATION: DIVERSIFIED GROWTH and SMALL-CAP PORTFOLIOS.

    RISKS OF INVESTING IN "NON-DIVERSIFIED" PORTFOLIOS

    Each Multi-Managed Seasons and Multi-Managed Seasons Select Portfolio (except for the DIVERSIFIED FIXED INCOME PORTFOLIO) is "non-diversified," which means that each can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, a Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

    ADDITIONAL PRINCIPAL RISKS

    Finally, shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q: HOW HAVE THE SEASONS PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables provide some indication of the risks of investing in the Seasons Portfolios by comparing the Seasons Portfolios' performance with those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Seasons Portfolio will perform in the future.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

The charts provided below summarize information about the investment strategies that each Managed Component and Portfolio uses. We have included a glossary to define the investment and risk terminology that we have used in the charts and throughout this Prospectus. You should consider your ability to assume the risks involved before investing in a Portfolio through the Seasons or Seasons Select Variable Annuity Contracts.

The Seasons and Seasons Select Variable Annuity Contracts offer four variable investment "Strategies." You should be aware that if you select a Strategy you will not invest directly in one of the Portfolios. Instead, each Strategy invests in three of the six Seasons Portfolios. The allocation of assets among the Portfolios will vary depending on the objective of the Strategy.

                               SEASONS PORTFOLIOS


Four of the Seasons Portfolios are Multi-Managed Seasons Portfolios, which means that they pursue their investment goals by allocating their assets among three or four Managed Components, as indicated in the chart on page . If you invest in one of the Multi-Managed Seasons Portfolios, it's important for you to understand how the chart provided below applies specifically to your investment. To summarize the allocation strategy, because the MULTI-MANAGED GROWTH and MULTI-MANAGED MODERATE GROWTH PORTFOLIOS seek long-term growth of capital, each therefore allocates a relatively larger percentage of its assets to the SUNAMERICA/AGGRESSIVE GROWTH and JANUS/GROWTH components than do the other two Multi-Managed Seasons Portfolios. In contrast, the MULTI-MANAGED INCOME/EQUITY and MULTI-MANAGED INCOME PORTFOLIOS focus on preservation of principal or capital and therefore allocate a relatively larger percentage of their assets to the SUNAMERICA/BALANCED and WMC/FIXED INCOME components. The MULTI-MANAGED INCOME/EQUITY and the MULTI-MANAGED INCOME PORTFOLIOS do not allocate any percentage of their assets to the SUNAMERICA/AGGRESSIVE GROWTH component.


You should carefully review the investment objectives and policies of each Multi-Managed Seasons Portfolios to understand how each Managed Component applies to an investment in any of the Multi-Managed Season Portfolios. For example, if you invest in a Strategy that invests heavily in the MULTI-MANAGED INCOME PORTFOLIO, you should be aware that this Portfolio distributes its assets among the JANUS/GROWTH component, the SUNAMERICA/BALANCED component and the WMC/FIXED INCOME component in a ratio of 8%/17%/75%. When reviewing the charts provided below, please keep in mind how the investment strategies and risks of each of the Managed Components applies to your investment. You should also bear in mind when reviewing the chart that the MULTI-MANAGED INCOME PORTFOLIO invests three quarters of its assets in the WMC/FIXED INCOME component and pay close attention to that component's investment strategies and risks.

--------------------------------------------------------------------------------

                         MULTI-MANAGED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998  31.45%
1999       %


During the two year period shown in the bar chart, the highest return for a
quarter was      % (quarter ended        ) and the lowest return for a quarter
was      % (quarter ended        ). For the most recent calendar quarter ended
6/30/00 the return was      %.



                                                                                PAST ONE      RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)  YEAR          INCEPTION***
----------------------------------------------------------------------------------------------------------
 Multi-Managed Growth Portfolio                                                 %             %
----------------------------------------------------------------------------------------------------------
 Blended Benchmark Index*                                                       %             %
----------------------------------------------------------------------------------------------------------
 S&P 500-Registered Trademark-**                                                %             %
----------------------------------------------------------------------------------------------------------


  * The Blended Benchmark Index consists of 51% Standard & Poor's
    500-Registered Trademark- Composite Stock Price Index (S&P
    500-Registered Trademark-), 27% Lehman Brothers Aggregate Index, 20% Russell 2000-Registered Trademark- Index and 2% Treasury Bills. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Russell 2000-Registered Trademark- Index comprises the smallest 2000 companies in the Russell 3000-Registered Trademark- Index and is widely recognized as representative of small-cap growth stocks. Treasury Bills are short-term securities with maturities of one year or less issued by the U.S. government.
 ** The Standard & Poor's 500-Registered Trademark- Composite Stock Price Index
    (S&P 500-Registered Trademark-) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
*** Inception date for the Portfolio is April 15, 1997.

--------------------------------------------------------------------------------

                    MULTI-MANAGED MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998  25.07%
1999       %


During the two year period shown in the bar chart, the highest return for a
quarter was      % (quarter ended        ) and the lowest return for a quarter
was      % (quarter ended        ). For the most recent calendar quarter ended
6/30/00 the return was     %.



AVERAGE ANNUAL TOTAL RETURNS                             PAST          RETURN SINCE
(AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)        ONE YEAR      INCEPTION***
-----------------------------------------------------------------------------------
 Multi-Managed Moderate Growth Portfolio                 %             %
-----------------------------------------------------------------------------------
 Blended Benchmark Index*                                %             %
-----------------------------------------------------------------------------------
 S&P 500-Registered Trademark-**                         %             %
-----------------------------------------------------------------------------------


  * The Blended Benchmark Index consists of 51% Standard & Poor's
    500-Registered Trademark- Composite Stock Price Index (S&P
    500-Registered Trademark-), 27% Lehman Brothers Aggregate Index, 20% Russell 2000-Registered Trademark- Index and 2% Treasury Bills. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Russell 2000-Registered Trademark- Index comprises the smallest 2000 companies in the Russell 3000-Registered Trademark- Index and is widely recognized as representative of small-cap growth stocks. Treasury Bills are short-term securities with maturities of one year or less issued by the U.S. government.
 ** The Standard & Poor's 500-Registered Trademark- Composite Stock Price Index
    (S&P 500-Registered Trademark-) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
*** Inception date for the Portfolio is April 15, 1997.

--------------------------------------------------------------------------------

                     MULTI-MANAGED INCOME/EQUITY PORTFOLIO
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998  19.13%
1999       %


During the two year period shown in the bar chart, the highest return for a
quarter was     % (quarter ended        ) and the lowest return for a quarter
was     % (quarter ended        ). For the most recent calendar quarter ended
6/30/00 the return was     %.



AVERAGE ANNUAL TOTAL RETURNS                             PAST          RETURN SINCE
(AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)        ONE YEAR      INCEPTION****
------------------------------------------------------------------------------------
 Multi-Managed Income/Equity Portfolio                   %             %
------------------------------------------------------------------------------------
 Blended Benchmark Index*                                %             %
------------------------------------------------------------------------------------
 S&P 500-Registered Trademark-**                         %             %
------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index***                      %             %
------------------------------------------------------------------------------------


   * The Blended Benchmark Index consists of 51% Standard & Poor's 500-Registered Trademark- Composite Stock Price Index
     (S&P 500-Registered Trademark-), 27% Lehman Brothers Aggregate Index, 20% Russell 2000-Registered Trademark- Index and 2% Treasury Bills. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Russell 2000-Registered Trademark- Index comprises the smallest 2000 companies in the Russell
     3000-Registered Trademark- Index and is widely recognized as representative of small-cap growth stocks. Treasury Bills are short-term securities with maturities of one year or less issued by the U.S. government.
  ** The Standard & Poor's 500-Registered Trademark- Composite Stock Price Index
     (S&P 500-Registered Trademark-) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
 *** The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
**** Inception date for the Portfolio is April 15, 1997.

--------------------------------------------------------------------------------

                         MULTI-MANAGED INCOME PORTFOLIO
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998  13.58%
1999       %


During the two year period shown in the bar chart, the highest return for a
quarter was     % (quarter ended        ) and the lowest return for a quarter
was     % (quarter ended        ). For the most recent calendar quarter ended
6/30/00 the return was      %.



AVERAGE ANNUAL TOTAL RETURNS                             PAST          RETURN SINCE
(AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)        ONE YEAR      INCEPTION***
-----------------------------------------------------------------------------------
 Multi-Managed Income Portfolio                          %             %
-----------------------------------------------------------------------------------
 Blended Benchmark Index*                                %             %
-----------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index**                       %             %
-----------------------------------------------------------------------------------


  * The Blended Benchmark Index consists of 51% Standard & Poor's
    500-Registered Trademark- Composite Stock Price Index
    (S&P 500-Registered Trademark-), 27% Lehman Brothers Aggregate Index, 20% Russell 2000-Registered Trademark- Index and 2% Treasury Bills. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Russell 2000-Registered Trademark- Index comprises the smallest 2000 companies in the Russell
    3000-Registered Trademark- Index and is widely recognized as representative of small-cap growth stocks. Treasury Bills are short-term securities with maturities of one year or less issued by the U.S. government.
 ** The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
*** Inception date for the Portfolio is April 15, 1997.

--------------------------------------------------------------------------------

                 ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998  13.43%
1999       %


During the two year period shown in the bar chart, the highest return for a
quarter was      % (quarter ended        ) and the lowest return for a quarter
was      % (quarter ended        ). For the most recent calendar quarter ended
6/30/00 the return was     %.



AVERAGE ANNUAL TOTAL RETURNS                             PAST          RETURN SINCE
(AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)        ONE YEAR      INCEPTION***
 Asset Allocation: Diversified Growth Portfolio          %             %
-----------------------------------------------------------------------------------
 Blended Benchmark Index*                                %             %
-----------------------------------------------------------------------------------
 S&P 500-Registered Trademark-**                         %             %
-----------------------------------------------------------------------------------


  * The Blended Benchmark Index consists of 51% Standard & Poor's
    500-Registered Trademark- Composite Stock Price Index
    (S&P 500-Registered Trademark-), 27% Lehman Brothers Aggregate Index, 20% Russell 2000-Registered Trademark- Index and 2% Treasury Bills. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Russell 2000-Registered Trademark- Index comprises the smallest 2000 companies in the Russell
    3000-Registered Trademark- Index and is widely recognized as representative of small-cap growth stocks. Treasury Bills are short-term securities with maturities of one year or less issued by the U.S. government.
 ** The Standard & Poor's 500-Registered Trademark- Composite Stock Price Index
    (S&P 500-Registered Trademark-) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
*** Inception date for the Portfolio is April 15, 1997.

--------------------------------------------------------------------------------

                                STOCK PORTFOLIO
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998  27.24%
1999       %


During the two year period shown in the bar chart, the highest return for a
quarter was      % (quarter ended        ) and the lowest return for a quarter
was       % (quarter ended        ). For the most recent calendar quarter ended
6/30/00 the return was     %.



AVERAGE ANNUAL TOTAL RETURNS                             PAST          RETURN SINCE
(AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)        ONE YEAR      INCEPTION**
-----------------------------------------------------------------------------------
 Stock Portfolio                                         %             %
-----------------------------------------------------------------------------------
 S&P 500-Registered Trademark-*                          %             %
-----------------------------------------------------------------------------------


  * The Standard & Poor's 500-Registered Trademark- Composite Stock Price Index (S&P 500-Registered Trademark-) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
 ** Inception date for the Portfolio is April 15, 1997.

                               SEASONS PORTFOLIOS


                             SUNAMERICA/                                           SUNAMERICA/
                             AGGRESSIVE GROWTH          JANUS/GROWTH               BALANCED
                             COMPONENT                  COMPONENT                  COMPONENT
                             -------------------------  -------------------------  -------------------------
  What are the Portfolio's   - equity securities        - equity securities        - equity securities
  principal investments?      -mid-cap stocks            selected for their         -large-cap stocks
                              -small-cap stocks          growth potential           -mid-cap stocks
                             - lesser known or new       -large-cap stocks         - long term bonds and
                              growth companies or        -mid-cap stocks            other debt securities
                              industries, such as        -small cap stocks         - 70%/30% neutral
                              technology,                                           equity/debt weighting
                              telecommunications,                                   for Multi-Managed and
                              media and healthcare                                  Growth Portfolios
                                                                                   - 50%/50% neutral
                                                                                    equity/debt weighting
                                                                                    for Multi-Managed
                                                                                    Income/Equity and Income
                                                                                    Portfolios (actual
                                                                                    weighting may differ)
  In what other types of     - Large-cap stocks         - Active trading           - Small-cap stocks
  investments may the        - Active trading           - Types of fixed income     (up to 20%)
  Portfolio significantly    - Short-term money market   securities:               - Short-term money market
  invest?                     instruments                -junk bonds (up to 35%)    instruments
                              (up to 25%)               - Short-term money market   (up to 25%)
                             - Illiquid securities (up   instruments               - Foreign securities (up
                              to 15%)                    (up to 25%)                to 25%)
                             - Securities lending (up   - Illiquid securities (up  - ADRs/EDRs/GDRs
                              to 33 1/3%)                to 15%)                   - Currency transactions
                                                        - Securities lending (up   - Currency baskets
                                                         to 33- 1/3%)              - Emerging markets
                                                                                   - PFICs
                                                                                   - Illiquid securities (up
                                                                                    to 15%)
                                                                                   - Securities lending (up
                                                                                    to 33- 1/3%)


                             WMC/FIXED                  ASSET ALLOCATION:
                             INCOME                     DIVERSIFIED
                             COMPONENT                  GROWTH PORTFOLIO           STOCK PORTFOLIO
                             -------------------------  -------------------------  -------------------------
  What are the Portfolio's   - U.S. and foreign fixed   - Strategic allocation of  - common stock of well
  principal investments?      income securities of       approximately 80% (with    established growth
                              varying maturities and     a range of 65-95%) of      companies (at least 65%
                              risk/return                assets to equity           of total assets)
                              characteristics (at        securities                 -large-cap stocks
                              least 80% investment       -large-cap stocks
                              grade securities and at    -mid-cap stocks
                              least 85% U.S. dollar      -small cap stocks
                              denominated securities)   - Strategic allocation of
                                                         approximately 20% (with
                                                         a range of 5-35%) of
                                                         assets to fixed income
                                                         securities

  In what other types of     - Active trading           - Types of fixed-income    - Short-term money market
  investments may the        - Types of fixed-income     securities:                instruments (up to 25%)
  Portfolio significantly     securities:                -junk bonds (up to 20%)   - Foreign securities (up
  invest?                     -junk bonds (up to 20%)   - Short-term money market   to 30%)
                             - Short-term money market   instruments               - Illiquid securities (up
                              instruments                (up to 25%)                to 15%)
                              (up to 25%)               - Foreign securities (up   - Securities lending (up
                             - Foreign securities (up    to 60%)                    to 33 1/3%)
                              to 15% denominated in     - Illiquid securities (up
                              foreign currencies; up     to 15%)
                              to 100% denominated in    - Securities lending (up
                              U.S. dollars)              to 33 1/3%)
                             - Emerging markets (up to
                              20% including
                              investments in foreign
                              and domestic junk bonds)
                             - Illiquid securities (up
                              to 15%)
                             - Securities lending (up
                              to 33 1/3%)

                             WMC/FIXEDA/                ASSET ALLOCATION:          SUNAMERICA/
                             INCOMESIVE GROWTH          DIVERSIFIEDH               BALANCED
                             COMPONENT                  GROWTHEPORTFOLIO           STOCKNPORTFOLIO
                             ---------                  ----------------           ---------------
  What other types of        - Types of fixed income    - Active trading           - Types of fixed income
  investments may the         securities:               - Types of fixed income     securities:
  Portfolio use as part of    -investment grade          securities:                -investment grade
  efficient portfolio         -U.S. government           -investment grade          -U.S. government
  management or to enhance    securities                 -U.S. government           securities
  return?                    - -asset-backed and         securities                 -asset-backed and
                              mortgage-backed            -asset-backed and          mortgage-backed
                              securities                 mortgage-backed            securities
                             - Foreign securities        securities                - Options and futures
                             - ADRs/EDRs/GDRs           - Foreign securities       - Special situations
                             - Currency transactions    - ADRs/EDRs/GDRs
                             - Currency baskets         - Currency transactions
                             - Emerging markets         - Currency baskets
                             - PFICs                    - Emerging markets
                             - Options and futures      - Active Trading
                             - Special situations       - PFICs
                                                        - Options and futures
                                                        - Special situations
  What risks normally        - Stock market volatility  - Stock market volatility  - Stock and bond market
  affect the Portfolio?      - Securities selection     - Securities selection      volatility
                             - Growth stocks            - Growth stocks            - Securities selection
                             - Small and mid-market     - Junk bonds               - Interest rate
                              capitalization            - Small and mid-market      fluctuations
                             - Non-diversification       capitalization            - Non-diversification
                             - [Foreign exposure        - Non-diversification      - [Foreign exposure
                             - emerging markets         - [Foreign exposure        - Emerging markets
                             - euro conversion          - emerging markets         - Euro conversion
                             - illiquidity              - euro conversion          - Illiquidity
                             - prepayment               - credit quality           - Prepayment
                             - derivatives              - illiquidity              - Derivatives
                             - hedging]                 - prepayment               - Hedging
                                                        - derivatives              - Small and mid-market
                                                        - hedging]                  capitalization]


  What other types of        - Types of fixed income    - Types of fixed income    - Mid-cap stocks
  investments may the         securities:                securities:               - Small-cap stocks
  Portfolio use as part of    -investment grade          -investment grade         - Types of fixed income
  efficient portfolio         -U.S. government           -U.S. government           securities:
  management or to enhance    securities                 securities                 -investment grade
  return?                     -asset-backed and          -asset-backed and          -U.S. government
                              mortgage-backed            mortgage-backed            securities
                              securities                 securities                 -asset-backed and
                             - Currency transactions    - ADRs/EDRs/GDRs            mortgage-backed
                             - Currency baskets         - Currency transactions     securities
                             - PFICs                    - Currency baskets         - ADRs/EDRs/ GDRs
                             - Options and futures      - Emerging markets         - Currency transactions
                             - Special situations       - PFICs                    - Currency baskets
                                                        - Options and futures      - Emerging markets
                                                        - Special situations       - PFICs
                                                                                   - Options and futures
                                                                                   - Special situations
  What risks normally        - Bond market volatility   - Stock market volatility  - Stock market volatility
  affect the Portfolio?      - Securities selection     - Securities selection     - Securities selection
                             - Interest rate            - Growth stocks            - Growth stocks
                              fluctuations              - Foreign exposure         - Foreign exposure
                             - Non-diversification      - Small and mid-market     - [Emerging markets
                             - [Foreign exposure         capitalization            - Euro conversion
                             - Emerging markets         - [Emerging markets        - Illiquidity
                             - Euro conversion          - Euro conversion          - Prepayment
                             - Credit quality           - Credit quality           - Derivatives
                             - Junk bonds               - Junk bonds               - Hedging
                             - Illiquidity              - Illiquidity              - Small and mid-market
                             - Prepayment               - Prepayment                capitalization]
                             - Derivatives              - Derivatives
                             - Hedging]                 - Hedging
                                                        - Foreign exposure]

                           SEASONS SELECT PORTFOLIOS

                                          LARGE CAP                  LARGE CAP COMPOSITE
                                       GROWTH PORTFOLIO                   PORTFOLIO               LARGE CAP VALUE PORTFOLIO
What are the Portfolio's        - equity securities of large    - equity securities of large    - equity securities of large
principal investments?            companies (at least 65% of      companies (at least 65% of      companies (at least 65% of
                                  total assets) selected          total assets) that offer the    total assets) selected
                                  through a growth strategy       potential for long-term         through a value strategy
                                 -large-cap stocks                growth of capital or           -large-cap stocks
                                                                  dividends
                                                                 -large-cap stocks


                                        MID CAP GROWTH
                                          PORTFOLIO                MID CAP VALUE PORTFOLIO           SMALL CAP PORTFOLIO
What are the Portfolio's        - equity securities of          - equity securities of          - equity securities of small
principal investments?            medium-sized companies (at      medium-sized companies (at      companies (at least 65% of
                                  least 65% of total assets)      least 65% of total assets)      total assets)
                                  selected through a growth       selected through a value
                                  strategy                        strategy


                                        INTERNATIONAL              DIVERSIFIED FIXED INCOME
                                       EQUITY PORTFOLIO                   PORTFOLIO               CASH MANAGEMENT PORTFOLIO
What are the Portfolio's        - equity securities of issuers  - fixed income securities,      - a diversified selection of
principal investments?            in at least three countries     including U.S. and foreign      money market instruments
                                  other than the United States    government securities
                                                                - mortgage- backed securities
                                                                - investment grade debt
                                                                  securities
                                                                - high yield/high risk bonds
                                                                  (junk bonds)


                                          LARGE CAP                  LARGE CAP COMPOSITE
                                       GROWTH PORTFOLIO                   PORTFOLIO               LARGE CAP VALUE PORTFOLIO
In what other types of          - Mid-cap stocks                - Mid-cap stocks                - Mid-cap stocks
investments may the Portfolio   - Active trading                - Active trading                - Active trading
significantly invest?           - Types of fixed- income        - Junk bonds (up to 15%)        - Short-term money market
                                 securities:                    - Short-term money market         instruments (up to 25%)
                                 -junk bonds (up to 15%)          instruments (up to 25%)       - Foreign securities (up to
                                - Short-term money market       - Foreign securities (up to       30%)
                                  instruments (up to 25%)         30%)                          - ADRs/EDRs/ GDRs
                                - Foreign securities (up to     - ADRs/EDRs/ GDRs               - PFICs
                                  30%)                          - PFICs (up to 10%)             - Illiquid securities (up to
                                - ADRs/EDRs/ GDRs               - Illiquid securities (up to      15%)
                                - PFICs (up to 10%)               15%)                          - Securities lending (up to
                                - Illiquid securities (up to    - Securities lending (up to       33 1/3%)
                                  15%)                            33 1/3%)
                                - Securities lending (up to
                                33 1/3%)


                                        MID CAP GROWTH
                                          PORTFOLIO                MID CAP VALUE PORTFOLIO           SMALL CAP PORTFOLIO
In what other types of          - Large-cap stocks              - Large-cap stocks              - Active trading
investments may the Portfolio   - Small-cap stocks              - Small-cap stocks              - Types of fixed- income
significantly invest?           - Active trading                - Active trading                securities:
                                - Short-term money market       - Junk bonds (up to 20%)         -Junk bonds (up to 20%)
                                  instruments (up to 25%)       - Short-term money market       - Short-term money market
                                - Foreign securities (up to       instruments (up to 25%)         instruments (up to 25%)
                                30%)                            - Foreign securities (up to     - Foreign securities (up to
                                - ADRs/EDRs/ GDRs                 30%)                            30%)
                                - PFICs                         - ADRs/EDRs/ GDRs               - ADRs/EDRs/ GDRs
                                - Illiquid securities (up to    - PFICs (up to 10%)             - PFICs (up to 10%)
                                  15%)                          - Illiquid securities (up to    - Illiquid securities (up to
                                - Securities lending (up to       15%)                            15%)
                                  33 1/3%)                      - Securities lending (up to     - Securities lending (up to
                                                                 33%)                             33%)


                                        INTERNATIONAL              DIVERSIFIED FIXED INCOME
                                       EQUITY PORTFOLIO                   PORTFOLIO               CASH MANAGEMENT PORTFOLIO
In what other types of          - Large-cap stocks              - Large-cap stocks              - Types of fixed income
investments may the Portfolio   - Mid-cap stocks                - Mid-cap stocks                securities:
significantly invest?           - Small-cap stocks              - Active trading                 -investment grade
                                - Active trading                - Types of fixed- income         -U.S. government securities
                                - Junk bonds (up to 35%)          securities:                   - Illiquid securities (up to
                                - Short-term money market        -Junk bonds (up to 20%)          10%)
                                  instruments (up to 25%)        -asset-backed and mortgage-
                                - ADRs/EDRs/ GDRs                 backed securities
                                - PFICs (up to 10%)             - Short-term money market
                                - Emerging markets                instruments (up to 25%)
                                - Illiquid securities (up to    - Foreign securities (up to
                                 15%)                             30%)
                                - Securities lending (up to     - ADRs/EDRs/ GDRs
                                  33%)                          - PFICs
                                                                - Illiquid securities (up to
                                                                  15%)
                                                                - Securities lending (up to
                                                                  33%)


                                          LARGE CAP                  LARGE CAP COMPOSITE
                                       GROWTH PORTFOLIO                   PORTFOLIO               LARGE CAP VALUE PORTFOLIO
What other types of             - Small-cap stocks              - Small-cap stocks              - Small-cap stocks
investments may the Portfolio   - Types of fixed income         - Types of fixed income         - Types of fixed income
use as part of efficient          securities:                     securities:                     securities:
portfolio management or to       -investment grade               -investment grade               -investment grade
enhance return?                  -U.S. government securities     -U.S. government securities     -U.S. government securities
                                 -asset-backed and mortgage-     -asset-backed and mortgage-     -asset-backed and mortgage-
                                  backed securities               backed securities               backed securities
                                - REITs                         - REITs                         - Junk bonds (up to 10%)
                                - Currency transactions         - Currency transactions         - REITs
                                - Currency baskets              - Currency baskets              - Currency transactions
                                - Emerging markets              - Emerging markets              - Currency baskets
                                - Options and futures           - Options and futures           - Emerging markets
                                - Hybrid instruments (up to     - Hybrid instruments (up to     - Options and futures
                                  10%)                            10%)                          - Hybrid instruments (up to
                                - Interest rate swaps,          - Interest rate swaps,            10%)
                                  mortgage swaps, caps, floors    mortgage swaps, caps, floors  - Interest rate swaps,
                                  and collars                     and collars                     mortgage swaps, caps, floors
                                - Special situations            - Special situations              and collars
                                                                                                - Special situations


                                        MID CAP GROWTH
                                          PORTFOLIO                MID CAP VALUE PORTFOLIO           SMALL CAP PORTFOLIO
What other types of             - Types of fixed income         - Types of fixed- income        - Large-cap stocks
investments may the Portfolio     securities:                     securities:                   - Mid-cap stocks
use as part of efficient         -investment grade               -investment grade              - Types of fixed- income
portfolio management or to       -U.S. government securities     -U.S. government securities      securities:
enhance return?                  -asset-backed and mortgage-     -asset-backed and mortgage-     -investment grade
                                  backed securities               backed securities              -U.S. government securities
                                - REITs                         - REITs                          -asset-backed and mortgage-
                                - Currency transactions         - Currency transactions           backed securities
                                - Currency baskets              - Currency baskets              - REITs
                                - Emerging markets              - Emerging markets              - Currency transactions
                                - Options and futures           - Options and futures           - Currency baskets
                                - Hybrid instruments (up to     - Hybrid instruments (up to     - Emerging markets
                                  10%)                            10%)                          - Options and futures
                                - Interest rate swaps,          - Interest rate swaps,          - Hybrid instruments (up to
                                  mortgage swaps, caps, floors    mortgage swaps, caps, floors    10%)
                                  and collars                     and collars                   - Interest rate swaps,
                                - Special situations            - Special situations              mortgage swaps, caps, floors
                                                                                                  and collars
                                                                                                - Special situations


                                        INTERNATIONAL              DIVERSIFIED FIXED INCOME
                                       EQUITY PORTFOLIO                   PORTFOLIO               CASH MANAGEMENT PORTFOLIO
What other types of             - Types of fixed-income         - Currency transactions         - Types of fixed income
investments may the Portfolio   securities:                     - Currency baskets                securities:
use as part of efficient         -investment grade              - Emerging markets               -asset-backed and mortgage-
portfolio management or to       -U.S. government securities    - Options and futures             backed securities
enhance return?                  -asset-backed and mortgage-    - Hybrid instruments (up to     - [SPECIAL SITUATIONS]
                                  backed securities               10%)
                                - REITs                         - Interest rate swaps,
                                - Currency transactions         mortgage swaps, caps, floors
                                - Currency baskets              and collars
                                - Options and futures           - Special situations
                                - Hybrid instruments (up to
                                  10%)
                                - Interest rate swaps,
                                  mortgage swaps, caps, floors
                                  and collars
                                - Special situations


                                          LARGE CAP                  LARGE CAP COMPOSITE
                                       GROWTH PORTFOLIO                   PORTFOLIO               LARGE CAP VALUE PORTFOLIO
What risks will normally        - stock market volatility       - stock market volatility       - stock market volatility
affect the Portfolio?           - indexing                      - indexing                      - indexing
                                - securities selection          - securities selection          - securities selection
                                - growth stocks                 - growth stocks                 - non- diversification
                                - non-diversification           - non- diversification          - foreign exposure
                                - foreign exposure              - foreign exposure              - [interest rate fluctuations
                                - [interest rate fluctuations   - [interest rate fluctuations   - credit quality
                                - credit quality                - credit quality                - foreign exposure
                                - foreign exposure              - foreign exposure              - emerging markets
                                - euro conversion               - emerging markets              - euro conversion
                                - illiquidity                   - euro conversion               - illiquidity
                                - prepayment                    - illiquidity                   - prepayment
                                - derivatives                   - prepayment                    - derivatives
                                - hedging                       - derivatives                   - hedging
                                - small and mid-market          - hedging                       - small and mid- market
                                capitalization]                 - small and mid-market            capitalization]
                                                                  capitalization]


                                        MID CAP GROWTH
                                          PORTFOLIO                MID CAP VALUE PORTFOLIO           SMALL CAP PORTFOLIO
What risks will normally        - stock market volatility       - stock market volatility       - stock market volatility
affect the Portfolio?           - indexing                      - indexing                      - indexing
                                - securities selection          - securities selection          - securities selection
                                - growth stocks                 - non- diversification          - growth stocks
                                - non- diversification          - mid-market capitalization     - small market capitalization
                                - mid-market capitalization     - [interest rate fluctuations   - non- diversification
                                - foreign exposure              - credit quality                - foreign exposure
                                - [interest rate fluctuations   - foreign exposure              - [interest rate fluctuations
                                - credit quality                - euro conversion               - credit quality
                                - foreign exposure              - illiquidity                   - foreign exposure
                                - euro conversion               - prepayment                    - euro conversion
                                - illiquidity                   - derivatives                   - illiquidity
                                - prepayment                    - hedging                       - prepayment
                                - derivatives                   - small market capitalization]  - derivatives
                                - hedging                                                       - hedging
                                - small market capitalization]                                  - mid-market capitalization]


                                        INTERNATIONAL              DIVERSIFIED FIXED INCOME
                                       EQUITY PORTFOLIO                   PORTFOLIO               CASH MANAGEMENT PORTFOLIO
What risks will normally        - stock market volatility       - bond market volatility        - securities selection
affect the Portfolio?           - indexing                      - indexing                      - interest rate fluctuations
                                - securities selection          - securities selection          - [euro conversion
                                - foreign exposure              - interest rate fluctuations    - illiquidity
                                - emerging markets              - credit quality                - prepayment]
                                - euro conversion               - issuer default
                                - non- diversification          - [foreign exposure
                                - [interest rate fluctuations   - emerging markets
                                - credit quality                - euro conversion
                                - illiquidity                   - illiquidity
                                - prepayment                    - prepayment
                                - derivatives                   - derivatives
                                - hedging]                      - hedging]

            SEASONS FOCUSED PORTFOLIOS




                                                      FOCUS GROWTH PORTFOLIO
                                                      ------------------------------------------
What are the Portfolio's principal investments?       - Equity Securities
                                                       -large-cap stocks
                                                       -mid-cap stocks
                                                       -small-cap stocks
                                                       -common stocks
                                                       -preferred Stocks
                                                      - Convertible securities
                                                      - Warrants
                                                      - Rights
In what other types of investments may the            Foreign securities
Portfolio significantly invest?
What other types of investments may the Portfolio     - Short-term investments
use as part of efficient portfolio management or      - Defensive investments
to enhance return?                                    - Options and futures
                                                      - Special situations
                                                      - Currency transactions
                                                      - Fixed-income securities
                                                      - Illiquid securities (up to 15%)
What risks normally affect the Portfolio?             - Non-diversified status
                                                      - Market volatility
                                                      - Securities selection
                                                      - Growth stocks
                                                      - Small and medium sized companies
                                                      - Foreign exposure
                                                      - Active trading
                                                      - Derivatives
                                                      - Hedging[Interest rate fluctuations]

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

LARGE COMPANIES generally, have market capitalizations of over $5 billion, although there may be some overlap among capitalization categories.

MEDIUM SIZED COMPANIES generally have market capitalizations ranging from $1 billion to $5 billion, although there may be some overlap among capitalization categories. Benchmark indices such as the S&P 400-Registered Trademark- MidCap Index includes issuers with capitalizations ranging from $500 million to $10 billion. Accordingly, Portfolios will consider companies within this capitalization range to be "mid cap," based also on certain other relevant criteria.

SMALL COMPANIES generally have market capitalizations of $1 billion or less, although there may be some overlap among capitalization categories. A Manager may consider an issuer that has a market capitalization in excess of $1 billion to be "small cap" if it meets certain relevant criteria.

ACTIVE TRADING means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. During periods of increased market volatility, active trading may be more pronounced.

FIXED INCOME SECURITIES provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, Yankee bonds, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders.

An INVESTMENT GRADE fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Manager).

U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

ASSET-BACKED SECURITIES represent an interest in a pool of consumer or other types of loans. Payments of principal and interest on the underlying loans are passed through to the holders of asset-backed securities over the life of the securities. MORTGAGE-BACKED SECURITIES represent an undivided ownership interest in a pool of mortgages.

A "JUNK BOND" is a high yield, high risk bond that does not meet the credit quality standards of investment grade securities.

SHORT-TERM MONEY MARKET INSTRUMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the trust.

A Portfolio may BORROW for temporary or emergency purposes including to meet redemptions. Borrowing may exaggerate changes in a Portfolio's net asset value and yield. Borrowing will cost the Portfolio interest expense and other fees. The cost of borrowing may reduce the Portfolio's return.

DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

FOREIGN SECURITIES are issued by companies located outside of the U.S., including emerging markets. Foreign securities may include yankee bonds, foreign corporate and government bonds, foreign equity securities, American Depositary Receipts (ADRs) or other similar securities that represents interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).

It may be necessary under certain foreign laws, less expensive, or more expedient to invest in FOREIGN INVESTMENT COMPANIES, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the Managers will not invest in such investment companies unless, in their judgment, the potential benefits justify the payment of any associated fees and expenses.

PFICS (passive foreign investment companies) are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Portfolio invests in PFICs, the tax laws may require the Portfolio to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid the imposition of tax at the Portfolio level.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are generally used to hedge against changes in currency exchange rates.

A CURRENCY BASKET consists of specified amounts of currencies of certain foreign countries.

EMERGING MARKETS: An emerging market country is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list may vary by Manager.

ILLIQUID SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established institutional trading markets.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

HYBRID INSTRUMENTS, such as indexed securities (for example Standard and Poor's Depositary Receipts) and structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

An INTEREST RATE SWAP is a contract between two parties to exchange interest payments on a specified principal amount for a specified period. A MORTGAGE SWAP is a contract between two parties to exchange the difference between a fixed-rate payment and a floating-rate payment on a notational principal amount that declines in proportion to the monthly payments and prepayments of an indexed pool of mortgage-backed securities for a specified period. A CAP is the right to receive the excess of a reference interest rate over a given rate. A FLOOR is the right to receive the excess of a given rate, known as the strike price of the floor, over a reference interest rate. A COLLAR is the strategy that combines a cap and a floor.

A SPECIAL SITUATION arises when, in the opinion of the Manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

ABOUT THE INDICES


As shown on the charts, beginning on page   , each Multi-Managed Seasons Select
Portfolio has one passively managed index portion, which seeks to replicate all or a subset of a nationally-recognized market index.


- THE S&P 500-REGISTERED TRADEMARK- COMPOSITE STOCK PRICE INDEX, commonly known as the S&P 500-Registered Trademark-, is an unmanaged index of 500 common stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market, representing a majority of the total domestic U.S. equity market capitalization.

- THE S&P 400-REGISTERED TRADEMARK- MIDCAP INDEX is an unmanaged index of common stocks of 400 companies, in the middle capitalization sector of the U.S. equities market.

- RUSSELL 2000-REGISTERED TRADEMARK- INDEX measures the performance of the 2,000 smallest companies in the Russell 3000-Registered Trademark- Index, and generally represents less than 20% of the total market capitalization of the Russell 3000-Registered Trademark- Index. The Russell 3000-Registered Trademark- Index is comprised of the 3000 largest U.S. companies as determined by market capitalization.

- RUSSELL MIDCAP-TM- GROWTH INDEX measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell
     1000-Registered Trademark- Growth index.

- RUSSELL MIDCAP-TM- VALUE INDEX measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell
     1000-Registered Trademark- Value index.

- RUSSELL 1000-REGISTERED TRADEMARK- INDEX measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index, and generally represents over 75% of the total market capitalization of the Russell 3000-Registered Trademark- Index. The
     Russell 3000-Registered Trademark- Index is comprised of the 3000 largest U.S. companies as determined by market capitalization.

- THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX is an unmanaged index that includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The Index is weighted by market capitalization and therefore has a heavy representation in countries with large stock markets, such as Japan.

- THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX is a measure of the market value of approximately 5,300 bonds, each with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher by a nationally recognized statistical rating organization.

Certain Portfolios invest in either the growth or value "subset" of an index. These subsets are created by splitting an index according to "book-to-price" ratio (that is, the difference between an issuer's "book value" and its market capitalization). The value subset of an index contains securities of issuers with higher book-to-price ratios, while a growth subset contains those of issuers with lower book-to-price ratios.

The S&P/BARRA GROWTH AND VALUE INDEXES are constructed by dividing the stocks in an index according to a single attribute: book-to-price ratio. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The value index contains firms with higher book-to-price ratios; conversely, the growth index has firms with lower book-to-price ratios. Each company in the index is assigned to either the value or growth index so that the two style indices "add up" to the full index. Like the full S&P indexes, the value and growth indexes are capitalization-weighted, meaning that each stock is weighted in proportion to its market value.

RISK TERMINOLOGY

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities held by a Portfolio.

INDEXING: The passively-managed index portion of each Seasons Select Portfolio will not sell stocks in its portfolio and buy different stocks over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower quality bonds tend to be more sensitive to changes in interest rates.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own businesses, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

EURO CONVERSION: Effective January 1, 1999, several European countries irrevocably fixed their existing national currencies to a new single European currency unit, the "euro." Certain European investments may be subject to additional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. SunAmerica is aware of such potential problems and is coordinating efforts to prevent or alleviate their adverse impact on the Portfolios. There can be no assurance that a Portfolio will not suffer any adverse consequences as a result of the euro conversion.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be retired in advance of the maturity date. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

DERIVATIVES: In addition to general risks relating to market volatility, interest rate fluctuations, credit quality, options and futures contracts are subject to certain special risks. To the extent a contract is used to hedge another position in the portfolio, there is a risk that changes in the value of the contract will not exactly match those of the hedged position. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

HEDGING: A strategy in which a Manager uses a derivative to offset the risk that other instruments in a Portfolio's holdings may decrease in value. Gains on a derivative that reacts in an opposite manner to market movements may substantially reduce losses on the other investment. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than the Manager anticipates or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

SMALL AND MID-MARKET CAPITALIZATION: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile than shares of large companies and entail greater risks.

NON-DIVERSIFICATION: Non-diversified investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of stocks. A non-diversified investment company's risk may increase because the effect of each stock on its performance is greater.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND MANAGER

SUNAMERICA ASSET MANAGEMENT CORP. SUNAMERICA serves as investment adviser and manager for all the Portfolios of the Trust. SunAmerica selects the Subadvisers for the Portfolios, serves as Manager for certain Portfolios or portions of Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio.


SunAmerica, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, is a corporation organized in 1982 under the laws of the State of Delaware. SunAmerica is engaged in providing investment advice and management services to the Trust, other mutual funds and pension funds. In addition to serving as adviser to the Trust, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, SunAmerica Strategic Investment Series, Inc., Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc. and SunAmerica Series Trust. SunAmerica managed, advised and/or administered assets of
approximately $  billion as of      , 2000 for investment companies,
individuals, pension accounts, and corporate and trust accounts.


In addition to serving as the investment adviser and manager to the Trust and each Portfolio and supervising activities of the other Subadvisers, SunAmerica manages the CASH MANAGEMENT PORTFOLIO, the SunAmerica/Aggressive Growth and SunAmerica/Balanced components of the Multi-Managed Seasons Portfolios, and portions of the LARGE-CAP COMPOSITE, SMALL-CAP and DIVERSIFIED FIXED INCOME PORTFOLIOS.


For the fiscal year ended March 31, 2000 each Seasons Portfolio paid SunAmerica a fee equal to the following percentage of average daily net assets:



PORTFOLIO                                                       FEE
---------                                                       ---
Multi-Managed Growth Portfolio..............................        %

Multi-Managed Moderate Growth Portfolio.....................        %

Multi-Managed Income/Equity Portfolio.......................        %

Multi-Managed Income Portfolio..............................        %

Asset Allocation: Diversified Growth Portfolio..............        %

Stock Portfolio.............................................        %

For the period February 8, 1999 (commencement of operations) through March 31, 2000, each Seasons Select Portfolio paid SunAmerica a fee equal to the following percentage of average daily net assets:



PORTFOLIO                                                       FEE
---------                                                       ---
Large Cap Growth Portfolio..................................        %

Large Cap Composite Portfolio...............................        %

Large Cap Value Portfolio...................................        %

Mid Cap Growth Portfolio....................................        %

Mid Cap Value Portfolio.....................................        %

Small Cap Portfolio.........................................        %

International Equity Portfolio..............................        %

Diversified Fixed Income Portfolio..........................        %

Cash Management Portfolio...................................        %


SunAmerica compensates the Subadvisers out of the fees that it receives from the Portfolios. SunAmerica may terminate any agreement with a Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a Subadviser agreement. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Subadviser changes. The order also permits the Trust to disclose to shareholders the Subadviser fees only in the aggregate for each Portfolio. Each of the Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadvisers fees. These fees do not increase Portfolio expenses.

INFORMATION ABOUT THE SUBADVISERS


BANKERS TRUST COMPANY. BANKERS TRUST has principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York 10006. Bankers Trust is a worldwide merchant bank that provides investment management services for the nation's
largest corporations and institutions. As of      , 2000, Bankers Trust managed
approximately $   billion in assets.



FRED ALGER MANAGEMENT, INC. ALGER is a New York corporation wholly owned by its principals and located at 1 World Trade Center, New York, New York 10048. Since 1964, Alger has provided investment management services to large corporate pension plans, state and local governments, insurance companies, mutual funds and high net-worth individuals. As of December 31, 1999, Alger had approximately $17.4 billion in asset under management.



GOLDMAN SACHS ASSET MANAGEMENT AND GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL. GSAM, One New York Plaza, New York, New York 10004, is a separate operating division of Goldman Sachs & Co., which registered as an investment adviser in 1981. GSAM-INTERNATIONAL, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs & Co., became a member of the Investment Management Regulatory Organisation Limited in 1990 and registered as
an investment adviser in 1991. As of      , 2000, GSAM and GSAM-International,
together with their affiliates, acted as investment adviser or distributor for
assets in excess of $   billion. The Goldman Sachs Group, L.P., which controls
GSAM and GSAM-International, has merged into the Goldman Sachs Group, Inc. as the result of an initial public offering.



JANUS CAPITAL CORPORATION. JANUS is a Colorado corporation with principal offices at 100 Fillmore Street, Denver, Colorado 80206-4923. Janus serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement
accounts, and, as of     , 2000, had assets under management of approximately
$   billion.



JENNISON ASSOCIATES LLC. JENNISON is a Delaware limited liability company located at 466 Lexington Avenue, New York, NY 10017. As of December 31, 1999, Jennison had approximately $59.1 billion in assets under management for institutional and mutual fund clients.



LORD, ABBETT & CO. LORD ABBETT, located in the General Motors Building, at 767 Fifth Avenue, New York, New York 10153, has been an investment manager for over
70 years and as of      , 2000 managed over $  billion in a family of mutual
funds and other advisory accounts. Lord Abbett provides similar services to [35] other mutual fund portfolios having various investment objectives and also advises other investment clients. Lord Abbett has entered into a sub-subadvisory agreement with FUJI-LORD ABBETT, INTERNATIONAL LIMITED with respect to the INTERNATIONAL EQUITY PORTFOLIO. FUJI-LORD ABBETT, located at River Plate House, 7-11 Finsbury Circus, London, EC2M 7HJ, England, provides investment advisory services to a variety of institutional accounts and offshore pooled vehicles and, since 1996, has advised one or more of Lord Abbet's mutual funds with
respect to international equity investments. As of      , 2000, Fuji-Lord Abbett
had assets under management of approximately $  million.



MARSICO CAPITAL MANAGEMENT, LLC. MARSICO is a Colorado limited liability company located at 1200 17th Street, Suite 1300, Denver, CO 80202. As of December 31, 1999, Marsico had approximately $14 billion in assets under management.



PUTNAM INVESTMENT MANAGEMENT, INC. PUTNAM is a Massachusetts corporation with principal offices at One Post Office Square, Boston, Massachusetts. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. Putnam and its affiliates managed assets of
approximately $   billion as of      , 2000.

T. ROWE PRICE ASSOCIATES, INC. T. ROWE PRICE is a Maryland corporation with principal offices at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price serves as investment adviser to the T. Rowe Price family of no-load mutual funds and to individual and institutional clients. T. Rowe Price and its
affiliates managed assets in excess of $   billion as of      , 2000.



WELLINGTON MANAGEMENT COMPANY, LLP. WMC is a Massachusetts limited liability partnership. The principal offices of WMC are located at 75 State Street, Boston, Massachusetts 02109. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of
     , 2000, WMC had discretionary management authority with respect to
approximately $     billion of assets.


PORTFOLIO MANAGEMENT

The management of each Portfolio and Managed Component is summarized in the following tables.

                                     SEASONS PORTFOLIOS
                                                      PORTFOLIO MANAGEMENT ALLOCATED AMONG
                    PORTFOLIO                                THE FOLLOWING MANAGERS
--------------------------------------------------------------------------------------------
Multi-Managed Growth Portfolio                      - Janus
                                                      (through Janus/Growth component)
                                                    - SunAmerica
                                                      (through SunAmerica/Aggressive Growth
                                                    component and SunAmerica/Balanced
                                                    component)
                                                    - WMC
                                                      (through WMC/Fixed Income component)
--------------------------------------------------------------------------------------------
Multi-Managed Moderate Growth Portfolio             - Janus
                                                      (through Janus/Growth component)
                                                    - SunAmerica
                                                      (through SunAmerica/Aggressive Growth
                                                    component and SunAmerica/Balanced
                                                    component)
                                                    - WMC
                                                      (through WMC/Fixed Income component)
--------------------------------------------------------------------------------------------
Multi-Managed Income/Equity Portfolio               - Janus
                                                      (through Janus/Growth component)
                                                    - SunAmerica
                                                      (through SunAmerica/Balanced
                                                    component)
                                                    - WMC
                                                      (through WMC/Fixed Income component)
--------------------------------------------------------------------------------------------
Multi-Managed Income Portfolio                      - Janus
                                                      (through Janus/Growth component)
                                                    - SunAmerica
                                                      (through SunAmerica/Balanced
                                                    component)
                                                    - WMC
                                                      (through WMC/Fixed Income component)
--------------------------------------------------------------------------------------------
Asset Allocation: Diversified Growth Portfolio      - Putnam Investment Management, Inc.
                                                      ("Putnam")
--------------------------------------------------------------------------------------------
Stock Portfolio                                     - T. Rowe Price Associates, Inc.
                                                      ("T. Rowe Price")
--------------------------------------------------------------------------------------------

                                 SEASONS SELECT PORTFOLIOS
                                                      PORTFOLIO MANAGEMENT ALLOCATED AMONG
                    PORTFOLIO                                THE FOLLOWING MANAGERS
--------------------------------------------------------------------------------------------
Large Cap Growth Portfolio                          - Bankers Trust Company ("Bankers
                                                      Trust")
                                                    - Goldman Sachs Asset Management
                                                      ("GSAM")
                                                    - Janus
--------------------------------------------------------------------------------------------
Large Cap Composite Portfolio                       - Bankers Trust
                                                    - SunAmerica
                                                    - T. Rowe Price
--------------------------------------------------------------------------------------------
Large Cap Value Portfolio                           - Bankers Trust
                                                    - T. Rowe Price
                                                    - WMC
--------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                            - Bankers Trust
                                                    - T. Rowe Price
                                                    - WMC
--------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                             - Bankers Trust
                                                    - GSAM
                                                    - Lord, Abbett & Co. ("Lord Abbett")
--------------------------------------------------------------------------------------------
Small Cap Portfolio                                 - Bankers Trust
                                                    - Lord Abbett
                                                    - SunAmerica
--------------------------------------------------------------------------------------------
International Equity Portfolio                      - Bankers Trust
                                                    - Goldman Sachs Asset Management
                                                    International ("GSAM-International")
                                                    - Lord Abbett
                                                      (subcontracted to Fuji-Lord Abbett
                                                    International, Limited ("Fuji-Lord
                                                    Abbett"))
--------------------------------------------------------------------------------------------
Diversified Fixed Income Portfolio                  - Bankers Trust
                                                    - SunAmerica
                                                    - WMC
--------------------------------------------------------------------------------------------
Cash Management Portfolio                           - SunAmerica

--------------------------------------------------------------------------------------------

The primary investment manager(s) and/or the management team(s) for each Portfolio and Managed Component is set forth in the following tables.

                                          NAME AND TITLE OF PORTFOLIO
PORTFOLIO OR MANAGED    MANAGER(S)       MANAGER(S) (AND/OR MANAGEMENT               EXPERIENCE
     COMPONENT                                      TEAM(S))
---------------------------------------------------------------------------------------------------------
SunAmerica/            SunAmerica      - Donna M. Calder                    Ms. Calder has been a
Aggressive Growth                       Vice President and Portfolio        portfolio manager since
component                               Manager (Domestic Equity            joining the firm in
(Multi-Managed                          Investment Team)                    March 1998. Prior to joining
Seasons Portfolio)                                                          SunAmerica, Ms. Calder was
                                                                            the Founder and General
                                                                            Partner of Manhattan Capital
                                                                            Partners, L.P. (1991-1995)

---------------------------------------------------------------------------------------------------------
SunAmerica/ Balanced   SunAmerica      - Francis D. Gannon                  Mr. Gannon has been a
component                               Vice President and                  portfolio manager with the
(Multi-Managed                          Portfolio Manager                   firm since 1996. He joined
Seasons Portfolio)                      (Domestic Equity Investment Team)   SunAmerica as an equity
                                                                            analyst in 1993.
                                       - Fixed Income Investment Team
---------------------------------------------------------------------------------------------------------
Janus/Growth           Janus           - Warren B. Lammert                  Mr. Lammert first joined
component                               Executive Vice President            Janus in 1987 and has been a
(Multi-Managed                          Portfolio Manager                   portfolio manager with the
Seasons Portfolio)                                                          firm since 1993. He is a
                                                                            Chartered Financial Analyst.
---------------------------------------------------------------------------------------------------------
WMC/Fixed Income       WMC             - Lucius T. Hill, III                Mr. Hill has been a portfolio
component                               Senior Vice President and Partner   manager with WMC since
(Multi-Managed                                                              joining the firm in 1993.
Seasons Portfolio)
---------------------------------------------------------------------------------------------------------
Asset Allocation:      Putnam          - Global Asset Allocation            N/A
Diversified Growth                      Committee
Portfolio
---------------------------------------------------------------------------------------------------------
Stock Portfolio        T. Rowe Price   - Robert W. Smith                    Mr. Smith has been managing
                                        Investment Advisory Committee       investments with T. Rowe
                                        Chairman, Managing Director, and    Price since joining the firm
                                        Equity Portfolio Manager            in 1992.
---------------------------------------------------------------------------------------------------------

                                          NAME AND TITLE OF PORTFOLIO
PORTFOLIO OR MANAGED    MANAGER(S)       MANAGER(S) (AND/OR MANAGEMENT               EXPERIENCE
     COMPONENT                                      TEAM(S))
---------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH       BANKERS TRUST   - Kathleen Condon                    Ms. Condon has been an
PORTFOLIO                               Managing Director and Chief         investment officer since
                                        Investment Officer of Structured    joining Bankers Trust in
                                        Investments (passively managed      1970.
                                        portion)
                       ----------------------------------------------------------------------
                       GSAM            - George D. Adler                    Mr. Adler joined GSAM as a
                                        Vice President and Senior           portfolio manager and
                                        Portfolio Manager                   Co-Chair of the Growth Equity
                                                                            Investment Committee in 1997.
                                                                            From 1990 to 1997, he was a
                                                                            portfolio manager at Liberty
                                                                            Investment Management, Inc.
                                                                            ("Liberty").
                                       - Robert G. Collins                  Mr. Collins joined GSAM in
                                        Vice President and Senior           1997. From 1991 to 1997, he
                                        Portfolio Manager                   was a portfolio manager at
                                                                            Liberty. His past experiences
                                                                            include work as a special
                                                                            situations analyst with
                                                                            Raymond James & Associates
                                                                            for five years.
                                       - Herbert E. Ehlers                  Mr. Ehlers joined GSAM as a
                                        Managing Director and Senior        senior portfolio manager and
                                        Portfolio Manager                   Chief Investment Officer of
                                                                            the Growth Equity team in
                                                                            1997. From 1994 to 1997, he
                                                                            was the Chief Investment
                                                                            Officer and Chairman at
                                                                            Liberty. He was a portfolio
                                                                            manager and president at
                                                                            Liberty's predecessor firm,
                                                                            Eagle Asset Management, from
                                                                            1984 to 1994.
                                       - Gregory H. Ekizian                 Mr. Ekizian joined GSAM as
                                        Vice President and Senior           portfolio manager and
                                        Portfolio Manager                   Co-Chair of the Growth Equity
                                                                            Investment Committee in 1997.
                                                                            From 1990 to 1997, he was a
                                                                            portfolio manager at Liberty
                                                                            and its predecessor firm,
                                                                            Eagle Asset Management.
---------------------------------------------------------------------------------------------------------

                                          NAME AND TITLE OF PORTFOLIO
PORTFOLIO OR MANAGED    MANAGER(S)       MANAGER(S) (AND/OR MANAGEMENT               EXPERIENCE
     COMPONENT                                      TEAM(S))
---------------------------------------------------------------------------------------------------------
                                       - David G. Shell                     Mr. Shell joined GSAM as a
                                        Vice President and Senior           portfolio manager in 1997.
                                        Portfolio Manager                   From 1987 to 1997, he was a
                                                                            portfolio manager at Liberty
                                                                            and its predecessor firm,
                                                                            Eagle Asset Management.
                                       - Ernest C. Segundo, Jr.             Mr. Segundo joined GSAM as a
                                        Vice President and Senior           portfolio manager in 1997.
                                        Portfolio Manager                   From 1992 to 1997, he was a
                                                                            portfolio manager at Liberty.
                       ----------------------------------------------------------------------
                       Janus           - Marc Pinto                         Mr. Pinto has been the Vice
                                        Vice President of Portfolio         President of Portfolio
                                        Management and Portfolio Manager    Management of Janus since
                                                                            1994. From 1993 to 1994, he
                                                                            was Co-President of Creative
                                                                            Retail Technology, a producer
                                                                            of hardware for retail
                                                                            clients. From 1991 to 1993,
                                                                            Mr. Pinto was an equity
                                                                            analyst at Priority
                                                                            Investments Ltd., a family
                                                                            owned business.
                                       - Warren B. Lammert                  See above.
                                        Executive Vice President and
                                        Portfolio Manager
---------------------------------------------------------------------------------------------------------
Large Cap              Bankers Trust   - Kathleen Condon                    See above.
Composite Portfolio                     Managing Director and Chief
                                        Investment Officer of Structured
                                        Investments (passively managed
                                        portion)
                       ----------------------------------------------------------------------
                       SunAmerica      - Francis D. Gannon                  See above.
                                        Vice President and
                                        Portfolio Manager
                                        (Domestic Equity
                                        Investment Team)
                       ----------------------------------------------------------------------
                       T. Rowe Price   - Robert W. Smith                    See above.
                                        Investment Advisory Committee
                                        Chairman, Managing Director and
                                        Equity Portfolio Manager
---------------------------------------------------------------------------------------------------------

                                          NAME AND TITLE OF PORTFOLIO
PORTFOLIO OR MANAGED    MANAGER(S)       MANAGER(S) (AND/OR MANAGEMENT               EXPERIENCE
     COMPONENT                                      TEAM(S))
---------------------------------------------------------------------------------------------------------
LARGE CAP VALUE        BANKERS TRUST   - Kathleen Condon                    See above.
PORTFOLIO                               Managing Director and Chief
                                        Investment Officer of Structured
                                        Investments (passively managed
                                        portion)
                       ----------------------------------------------------------------------
                       T. Rowe Price   - Brian C. Rogers                    Mr. Rogers has been managing
                                        Investment Advisory Committee,      investments at T. Rowe Price
                                        Chairman Director and Managing      since 1983.
                                        Director
                       ----------------------------------------------------------------------
                       WMC             - John R. Ryan                       Mr. Ryan joined WMC in 1981
                                        Senior Vice President and           as a portfolio manager on the
                                        Managing Partner                    firm's Value Yield Team.
                                        (Value/Yield Team)
                                       - Steven T. Irons                    Mr. Irons joined WMC in 1993
                                        Vice President and Equity           as a research analyst on the
                                        Research Analyst                    firm's Value Yield Team.
---------------------------------------------------------------------------------------------------------
Mid Cap Growth         Bankers Trust   - Kathleen Condon                    See above.
Portfolio                               Managing Director and Chief
                                        Investment Officer of Structured
                                        Investments (passively managed
                                        portion)
                       ----------------------------------------------------------------------
                       T. Rowe Price   - Donald J. Peters                   Mr. Peters has been a
                                        Vice President, Portfolio Manager   portfolio manager and
                                        & Quantitative Investment Analyst   quantitative investment
                                                                            analyst for T. Rowe Price's
                                                                            Equity Research Division
                                                                            since joining the firm in
                                                                            1993.
                       ----------------------------------------------------------------------
                       WMC             - Robert D. Rands                    Mr. Rands joined WMC in 1978
                                        Senior Vice President and Partner   as a special situations
                                                                            analyst and became a
                                                                            portfolio manager in 1983.
---------------------------------------------------------------------------------------------------------

                                          NAME AND TITLE OF PORTFOLIO
PORTFOLIO OR MANAGED    MANAGER(S)       MANAGER(S) (AND/OR MANAGEMENT               EXPERIENCE
     COMPONENT                                      TEAM(S))
---------------------------------------------------------------------------------------------------------
                                       - Steven Angeli                      Mr. Angeli joined WMC as a
                                        Vice President and Portfolio        research analyst in 1994
                                        Manager                             after receiving his MBA from
                                                                            Darden Graduate School of
                                                                            Business Administration at
                                                                            the University of Virginia.
                                                                            Prior to joining WMC, Mr.
                                                                            Angeli worked at Fidelity
                                                                            Management and Research
                                                                            Company from 1990-1992.
---------------------------------------------------------------------------------------------------------
Mid Cap Value          Bankers Trust   - Kathleen Condon                    See above.
Portfolio                               Managing Director and Chief
                                        Investment Officer of Structured
                                        Investments (passively managed
                                        portion)
                       ----------------------------------------------------------------------
                       GSAM            - Eileen Aptman                      Ms. Aptman joined GSAM as a
                                        Vice President and Senior           research analyst in 1993. She
                                        Portfolio Manager                   became a portfolio manager in
                                                                            1996.
                                       - Paul D. Farrell                    Mr. Farrell joined GSAM as a
                                        Managing Director and Senior        portfolio manager in 1991. In
                                        Portfolio Manager                   1998, he became responsible
                                                                            for managing GSAM's Value
                                                                            Team.
                                       - Matthew B. McLennan                Mr. McLennan joined GSAM in
                                        Vice President and Senior           1995. From 1994 to 1995, he
                                        Portfolio Manager                   worked in the Investment
                                                                            Banking Division of GSAM in
                                                                            Australia. From 1991 to 1994,
                                                                            Mr. McLennan worked at
                                                                            Queensland Investment Corpo-
                                                                            ration in Australia.
                                       - Karma Wilson                       Ms. Wilson joined GSAM as a
                                        Vice President and Senior           portfolio manager in 1994.
                                        Portfolio Manager                   Prior to 1994, she was an
                                                                            investment analyst with
                                                                            Bankers Trust Australia Ltd.
---------------------------------------------------------------------------------------------------------

                                          NAME AND TITLE OF PORTFOLIO
PORTFOLIO OR MANAGED    MANAGER(S)       MANAGER(S) (AND/OR MANAGEMENT               EXPERIENCE
     COMPONENT                                      TEAM(S))
---------------------------------------------------------------------------------------------------------
                       LORD ABBETT     - Edward K. von der Linde            Mr. von der Linde has been a
                                        Portfolio Manager                   portfolio manager with Lord
                                                                            Abbett since 1995. He joined
                                                                            the firm as an equity analyst
                                                                            in 1988.
                                       - Howard E. Hansen                   Mr. Hansen joined Lord Abbett
                                        Associate Portfolio Manager         as an equity analyst in 1995.
                                                                            He has been an associate
                                                                            portfolio manager since 1997.
                                                                            From 1990-1994, he was an
                                                                            equity analyst at Alfred Berg
                                                                            Inc.
---------------------------------------------------------------------------------------------------------
Small Cap Portfolio    Bankers Trust   - Kathleen Condon                    See above.
                                        Managing Director and Chief
                                        Investment Officer of Structured
                                        Investments (passively managed
                                        portion)
                       ----------------------------------------------------------------------
                       Lord Abbett     - Stephen J. McGruder Senior         Mr. McGruder has been a port-
                                        Portfolio Manager                   folio manager with Lord
                                                                            Abbett since joining the firm
                                                                            in May 1995. Prior to joining
                                                                            Lord Abbett, Mr. McGruder
                                                                            served from October 1988 as
                                                                            Vice President of Wafra
                                                                            Investment Advisory Group, a
                                                                            private investment company.
                       ----------------------------------------------------------------------
                       SunAmerica      - Donna Calder                       See above.
                                        Portfolio Manager
                                        (Domestic Equity
                                        Investment Team)
---------------------------------------------------------------------------------------------------------
International Equity   Bankers Trust   - Kathleen Condon                    See above.
Portfolio                               Managing Director and Chief
                                        Investment Officer of Structured
                                        Investments (passively managed
                                        portion)
---------------------------------------------------------------------------------------------------------

                                          NAME AND TITLE OF PORTFOLIO
PORTFOLIO OR MANAGED    MANAGER(S)       MANAGER(S) (AND/OR MANAGEMENT               EXPERIENCE
     COMPONENT                                      TEAM(S))
---------------------------------------------------------------------------------------------------------
                       GSAM-           - Ivor H. Farman                     Mr. Farman joined GSAM-
                       International    Executive Director and Senior       International as a senior
                                        Portfolio Manager                   portfolio manager in 1996.
                                                                            From 1995 to 1996, he was
                                                                            responsible for originating
                                                                            and marketing French equity
                                                                            ideas at Exane in Paris.
                                                                            Prior to 1995, he spent five
                                                                            years engaged in French
                                                                            equity research and marketing
                                                                            at Banque Nationale de Paris
                                                                            and Schroders in London.
                                       - Alice Lui                          Ms. Lui joined GSAM-Interna-
                                        Vice President                      tional as a portfolio manager
                                                                            in 1990.
                                       - Paul Greener                       Mr. Greener joined GSAM-
                                        Associate                           International as a member of
                                                                            the Pan-European Equity Team
                                                                            responsible for European gen-
                                                                            eral retailers, business
                                                                            services and technology
                                                                            sectors in 1996. From
                                                                            1994-1996, he was an equity
                                                                            analyst at CIN Management.
                                                                            Prior to 1994, he was a
                                                                            student at the University of
                                                                            Birmingham.
                                       - Shogo Maeda                        Mr. Maeda joined GSAM-Inter-
                                        Managing Director and Senior        national as a portfolio
                                        Portfolio Manager                   manager in 1994. From 1987 to
                                                                            1994, he worked at Nomura
                                                                            Investment Management
                                                                            Incorporated as a Senior
                                                                            Portfolio Manager.
---------------------------------------------------------------------------------------------------------

                                          NAME AND TITLE OF PORTFOLIO
PORTFOLIO OR MANAGED    MANAGER(S)       MANAGER(S) (AND/OR MANAGEMENT               EXPERIENCE
     COMPONENT                                      TEAM(S))
---------------------------------------------------------------------------------------------------------
                                       - Susan Noble                        Ms. Noble joined GSAM-Inter-
                                        Executive Director and Senior       national as a senior
                                        Portfolio Manager                   portfolio manager and head of
                                                                            the European Equity team in
                                                                            October 1997. From 1986 to
                                                                            1997, she worked at Fleming
                                                                            Investment Management in
                                                                            London, where she most
                                                                            recently was Portfolio
                                                                            Management Director for the
                                                                            European equity investment
                                                                            strategy and process.
                                       - Ravi Shanker                       Mr. Shanker joined GSAM-
                                        Vice President                      International as an
                                                                            operations manager in 1997.
                                                                            From July 1996 to 1997, he
                                                                            worked for Goldman Sachs in
                                                                            Singapore as a strategic
                                                                            adviser for transactions
                                                                            involving infrastructure
                                                                            industries in Asia. From 1988
                                                                            to 1996, he worked for
                                                                            Goldman Sachs as an
                                                                            investment banker in the
                                                                            Investment Banking Divi-
                                                                            sion.
                                       - Siew-Hua Thio                      Ms. Thio joined GSAM-Inter-
                                        Vice President                      national as a portfolio
                                                                            manager in 1998. From 1997 to
                                                                            1998, she was a Head of
                                                                            Research for Indosuex WI Carr
                                                                            in Singapore. From 1993 to
                                                                            1997, she was a research
                                                                            analyst at the same firm.
                       ----------------------------------------------------------------------
                       Fuji-Lord       - Christopher J. Taylor              Mr. Taylor is Managing Direc-
                       Abbett           Portfolio Manager                   tor of Fuji-Lord Abbett. He
                                                                            has been employed by
                                                                            Fuji-Lord Abbett and its
                                                                            predecessor companies since
                                                                            1987.
---------------------------------------------------------------------------------------------------------

                                          NAME AND TITLE OF PORTFOLIO
PORTFOLIO OR MANAGED    MANAGER(S)       MANAGER(S) (AND/OR MANAGEMENT               EXPERIENCE
     COMPONENT                                      TEAM(S))
---------------------------------------------------------------------------------------------------------
Diversified Fixed      Bankers Trust   - Kathleen Condon                    See above.
Income Portfolio                        Managing Director and Chief
                                        Investment Officer of Structured
                                        Investments (passively managed
                                        portion)
                       ----------------------------------------------------------------------
                       SunAmerica      - John W. Risner                     Mr. Risner joined SunAmerica
                                        Vice President and                  as portfolio manager in 1997.
                                        Portfolio Manager                   From 1992 to 1997, Mr. Risner
                                        (Fixed Income Investment Team)      managed the High-Yield and
                                                                            Convertible Bond portfolios
                                                                            for Value Line Asset
                                                                            Management.
                       ----------------------------------------------------------------------
                       WMC             - John C. Keogh                      Mr. Keogh joined WMC as a
                                        Senior Vice President and Partner   portfolio manager in 1983.
---------------------------------------------------------------------------------------------------------
Cash Management        SunAmerica      - Fixed Income Investment Team       N/A
Portfolio
                       ----------------------------------------------------------------------
Focus Growth           Alger           - David D. Alger                     Mr. Alger joined Alger in
Portfolio                               President and Portfolio Manager     1971 and has been President
                                                                            and Director since 1995.
                                                                            Prior to 1995, Mr. Alger was
                                                                            Executive Vice President and
                                                                            Director of Research with the
                                                                            firm.
                       ----------------------------------------------------------------------
                       Jennison        - Spiros "Sig" Segalas               Mr. Segalas is a founding
                                        Portfolio Manager                   member of Jennison, which was
                                                                            established in 1969, and he
                                                                            has been a Director and
                                                                            Equity Portfolio Manager ever
                                                                            since. In addition, Mr.
                                                                            Segalas has served as
                                                                            President and Chief Invest-
                                                                            ment Officer of Jennison
                                                                            since 1993 and 1973,
                                                                            respectively.
                       ----------------------------------------------------------------------
                       Marsico         - Thomas F. Marsico                  Mr. Marsico has been the
                                        Portfolio Manager                   Chairman and Chief Executive
                                                                            Officer of Marsico since he
                                                                            formed Marisco in 1997. From
                                                                            1988 through 1997, Mr.
                                                                            Marsico served as the
                                                                            portfolio manager of the
                                                                            Janus Twenty Fund and from
                                                                            1991 through 1997, Mr.
                                                                            Marsico served as the
                                                                            portfolio manager of the
                                                                            Janus Growth & Income Fund.
---------------------------------------------------------------------------------------------------------


CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares of the Portfolios are currently offered only to Variable Annuity Account Five, a separate account of Anchor National Life Insurance Company. So if you would like to invest in a Portfolio, you must purchase a Seasons Variable Annuity Contract or a Seasons Select Variable Annuity Contract from Anchor National.

The Seasons and Seasons Select Variable Annuity Contracts offer four variable investment "Strategies." You should be aware that if you select a Strategy you will not invest directly in one of the Portfolios. Instead, each Strategy invests in three of the six Seasons Portfolios, managed collectively by five different professional investment managers. The allocation of assets among the Portfolios will vary depending on the objective of the Strategy.

You should also be aware that the Seasons and Seasons Select Variable Annuity Contracts involve fees and expenses that are not described in this Prospectus, and that the Contracts also may involve certain restrictions and limitations. You will find information about purchasing a Seasons Variable Annuity Contract or a Seasons Select Variable Annuity Contract in the prospectus that offers the Contract, which accompanies this Prospectus.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market, except that short-term securities with 60 days or less to maturity are valued on an amortized cost basis. All other securities and assets are valued at "fair value" following procedures approved by the Trustees.

The INTERNATIONAL EQUITY PORTFOLIO may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of this Portfolio's shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES Variable Annuity Account Five buys and sells shares of a Portfolio at NAV, without any sales or other charges.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Trust accepts the request. If the Trust receives the order before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the Trust receives the order after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.


TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. So long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
 (SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
                                    PERIOD)
--------------------------------------------------------------------------------

The Financial Highlights table for each Portfolio is intended to help you understand the Portfolio's financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Statement of Additional Information (SAI), which is available upon request.

  -----------------------------------------------------------------------------------------------  -----------------------
                                                                                                                   Ratio
                                             Net                                                                    of
                                           realized &             Dividends  Dividends     Net              Net    expenses
                   Net Asset               unrealized   Total     declared   from net     Asset           Assets    to
                    Value         Net       gain        from      from net   realized     Value           end of   average
                   beginning    investment (loss) on   investment investment gain on     end of    Total  period    net
   Period ended    of period    income*/** investments operations income     investments period    Return*** (000's) assets+
  -----------------------------------------------------------------------------------------------  -----------------------
                                               Multi-Managed Growth Portfolio
  4/15/97-3/31/98    $10.00       $0.18      $2.95      $ 3.13     ($0.08)     ($0.20)    $12.85   31.55% $32,481   1.29%#
  3/31/99             12.85        0.16       4.41        4.57      (0.18)      (0.03)     17.21   35.98   69,712   1.19
  3/31/00
                                          Multi-Managed Moderate Growth Portfolio
  4/15/97-3/31/98     10.00        0.27       2.40        2.67      (0.13)      (0.17)     12.37   26.86   32,622   1.21#
  3/31/99             12.37        0.28       3.10        3.38      (0.23)      (0.02)     15.50   27.73   75,694   1.16
  3/31/00
                                           Multi-Managed Income/Equity Portfolio
  4/15/97-3/31/98     10.00        0.41       1.68        2.09      (0.20)      (0.10)     11.79   21.10   25,957   1.14#
  3/31/99             11.79        0.43       1.57        2.00      (0.36)      (0.10)     13.33   17.27   62,121   1.14
  3/31/00
                                               Multi-Managed Income Portfolio
  4/15/97-3/31/98     10.00        0.51       1.15        1.66      (0.27)      (0.10)     11.29   16.81   18,378   1.06#
  3/31/99             11.29        0.53       0.72        1.25      (0.40)      (0.07)     12.07   11.19   50,250   1.06
  3/31/00
                                       Asset Allocation: Diversified Growth Portfolio
  4/15/97-3/31/98     10.00        0.23       1.76        1.99      (0.12)      (0.16)     11.71   20.09   50,384   1.21#
  3/31/99             11.71        0.14       0.90        1.04      (0.12)         --      12.63   9.02   117,663   1.21
  3/31/00
                                                      Stock Portfolio
  4/15/97-3/31/98     10.00        0.03       4.80        4.83      (0.02)      (0.15)     14.66   48.59   42,085   1.21#
  3/31/99             14.66        0.03       1.84        1.87      (0.02)      (0.30)     16.21   13.05   97,047   1.10
  3/31/00
  -----------------------------------------------------------------------------------------------  -----------------------

                   ------------------
  ---------------
                   Ratio of
                    net
                   investment
                   income to
                   average
                    net       Portfolio
   Period ended    assets+    turnover
                   ------------------
  ---------------
                     Multi-Managed
                    Growth Portfolio
  4/15/97-3/31/98    1.52%#      114%
  3/31/99            1.11        124
  3/31/00
                     Multi-Managed
                    Moderate Growth
                       Portfolio
  4/15/97-3/31/98    2.36#       101
  3/31/99            2.08        105
  3/31/00
                     Multi-Managed
                     Income/Equity
                       Portfolio
  4/15/97-3/31/98    3.72#        46
  3/31/99            3.51         65
  3/31/00
                     Multi-Managed
                    Income Portfolio
  4/15/97-3/31/98    4.69#        47
  3/31/99            4.50         43
  3/31/00
                   Asset Allocation:
                   Diversified Growth
                       Portfolio
  4/15/97-3/31/98    2.06#       166
  3/31/99            1.21        149
  3/31/00
                    Stock Portfolio
  4/15/97-3/31/98    0.24#        46
  3/31/99            0.20         52
  3/31/00
  ---------------  ------------------


  * Calculated based upon average shares outstanding
 ** After fee waivers and expense reimbursements by the investment adviser
*** Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.
  # Annualized

  + The investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:


                                                      Expenses                                 Net Investment Income
                                      3/31/98         3/31/99         3/31/00         3/31/98         3/31/99         3/31/00
                                   ----------------------------------------------------------------------------------------------
Multi-Managed Growth Portfolio...       1.44%           1.19%                           1.37%           1.11%
Multi-Managed Moderate Growth
Portfolio........................       1.40            1.16                            2.17            2.08
Multi-Managed Income/Equity
Portfolio........................       1.43            1.14                            3.43            3.51
Multi-Managed Income Portfolio...       1.50            1.07                            4.25            4.49
Asset Allocation: Diversified
Growth Portfolio.................       1.53            1.22                            1.74            1.20
Stock Portfolio..................       1.26            1.10                            0.19            0.20

  -----------------------------------------------------------------------------------------------  -----------------------
                                                                                                                   Ratio
                                             Net                                                                    of
                                           realized &             Dividends  Dividends     Net              Net    expenses
                   Net Asset               unrealized   Total     declared   from net     Asset           Assets    to
                    Value         Net       gain        from      from net   realized     Value           end of   average
                   beginning    investment (loss) on   investment investment gain on     end of    Total  period    net
   Period ended    of period    income*/** investments operations income     investments period    Return*** (000's) assets#/+
  -----------------------------------------------------------------------------------------------  -----------------------
                                                 Large Cap Growth Portfolio
  2/8/99-3/31/99     $10.00       $  --       0.77      $ 0.77         --          --     $10.77   7.70%  $14,916   1.10%
  3/31/00
                                               Large Cap Composite Portfolio
  2/8/99-3/31/99      10.00        0.01       0.43        0.44         --          --      10.44   4.40    11,834   1.10
  3/31/00
                                                 Large Cap Value Portfolio
  2/8/99-3/31/99      10.00        0.02       0.19        0.21         --          --      10.21   2.10    13,625   1.10
  3/31/00
                                                  Mid Cap Growth Portfolio
  2/8/99-3/31/99      10.00          --       0.46        0.46         --          --      10.46   4.60    13,887   1.15
  3/31/00
                                                  Mid Cap Value Portfolio
  2/8/99-3/31/99      10.00        0.02      (0.04)      (0.02)        --          --       9.98   (0.20)  13,088   1.15
  3/31/00
                                                    Small Cap Portfolio
  2/8/99-3/31/99      10.00          --      (0.09)      (0.09)        --          --       9.91   (0.90)  11,140   1.15
  3/31/00
                                               International Equity Portfolio
  2/8/99-3/31/99      10.00        0.02       0.32        0.34         --          --      10.34   3.40    13,693   1.30
  3/31/00
                                             Diversified Fixed Income Portfolio
  2/8/99-3/31/99      10.00        0.06      (0.12)      (0.06)        --          --       9.94   (0.60)  15,229   1.00
  3/31/00
                                                 Cash Management Portfolio
  2/8/99-3/31/99      10.00        0.06         --        0.06         --          --      10.06   0.60     2,021   0.85
  3/31/00
  -----------------------------------------------------------------------------------------------  -----------------------

                   ------------------
  ---------------
                   Ratio of
                     net
                   investment
                   income to
                   average
                     net      Portfolio
   Period ended    assets#/+  turnover
                   ------------------
  ---------------
                    Large Cap Growth
                       Portfolio
  2/8/99-3/31/99      0.20%        6%
  3/31/00
                       Large Cap
                       Composite
                       Portfolio
  2/8/99-3/31/99      0.55         8
  3/31/00
                    Large Cap Value
                       Portfolio
  2/8/99-3/31/99      1.53         5
  3/31/00
                     Mid Cap Growth
                       Portfolio
  2/8/99-3/31/99     (0.15)        5
  3/31/00
                     Mid Cap Value
                       Portfolio
  2/8/99-3/31/99      1.60         6
  3/31/00
                       Small Cap
                       Portfolio
  2/8/99-3/31/99      0.31         3
  3/31/00
                     International
                    Equity Portfolio
  2/8/99-3/31/99      1.43         7
  3/31/00
                   Diversified Fixed
                    Income Portfolio
  2/8/99-3/31/99      4.53        30
  3/31/00
                    Cash Management
                       Portfolio
  2/8/99-3/31/99      3.97        --
  3/31/00
  ---------------  ------------------


  * Calculated based upon average shares outstanding
 ** After fee waivers and expense reimbursements by the investment adviser
*** Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower
  # Annualized
  + During the period February 8, 1999 (commencement of operations) through
    March 31, 1999, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:


                                                   Expenses#                          Net Investment Income (Loss)#
                                            3/31/99         3/31/00                3/31/99                      3/31/00
                                         ----------------------------------------------------------------------------------------
Large Cap Growth.......................       2.12%                                 (0.82)%
Large Cap Composite....................       2.33                                  (0.68)
Large Cap Value........................       2.16                                   0.47
Mid Cap Growth.........................       2.22                                  (1.22)
Mid Cap Value..........................       2.23                                   0.52
Small Cap..............................       2.46                                  (1.00)
International Equity...................       3.59                                  (0.86)
Diversified Fixed Income...............       1.91                                   3.62
Cash Management........................       8.41                                  (3.59)

--------------------------------------------------------------------------------


                FOR MORE INFORMATION ABOUT SEASONS SERIES TRUST
--------------------------------------------------------------------------------


    The following documents contain more information about the Portfolios and are available free of charge upon request:

     ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

    You may obtain copies of these documents or ask questions about the Portfolios by contacting:

       Anchor National Life Insurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       1-800-445-7862

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.


INVESTMENT COMPANY ACT

File No. 811-07725

                       Statement of Additional Information



                              SEASONS SERIES TRUST



This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the current Prospectus of Seasons Series Trust (the "Trust") dated July 5, 2000. This Statement of Additional Information incorporates the Prospectus by reference. The Trust's audited financial statements are incorporated into this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the Prospectus and/or annual report at no charge by calling (800) 445-7862 or writing the Trust at the address below.



                                 P.O. Box 54299
                       Los Angeles, California 90054-0299
                                 (800) 445-SUN2


                                  July 5, 2000

                                TABLE OF CONTENTS

TOPIC                                                                       PAGE
-----                                                                       ----
THE TRUST....................................................................B-3

INVESTMENT OBJECTIVES AND POLICIES...........................................B-4

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS............................B-47

INVESTMENT RESTRICTIONS.....................................................B-51

TRUST OFFICERS AND TRUSTEES.................................................B-53

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT................................B-57

SUBADVISORY AGREEMENTS .....................................................B-62

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES..................................B-67

SHARES OF THE TRUST.........................................................B-67

PRICE OF SHARES.............................................................B-68

EXECUTION OF PORTFOLIO TRANSACTIONS.........................................B-69

GENERAL INFORMATION.........................................................B-72
         Custodian..........................................................B-72
         Independent Accountants and Legal Counsel..........................B-72
         Reports to Shareholders............................................B-73
         Shareholder and Trustee Responsibility.............................B-73
         Registration Statement.............................................B-73

FINANCIAL STATEMENTS........................................................B-73

                                    THE TRUST

       The Trust, organized as a Massachusetts business trust on October 10, 1995, is an open-end management investment company. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts, and may be sold to fund variable life contracts in the future. The Trust currently consists of sixteen separate series or portfolios (each, a "Portfolio" and collectively, the "Portfolios"). On _____, 2000 the Board of Trustees approved the creation of the Focus Growth Portfolio. The Board of Trustees may establish additional series in the future.

       Six of the Portfolios, the Multi-Managed Growth Portfolio, the Multi-Managed Moderate Growth Portfolio, the Multi-Managed Income/Equity Portfolio, the Multi-Managed Income Portfolio (each, a "Multi-Managed Seasons Portfolio," and collectively, the "Multi-Managed Seasons Portfolios"), the Asset
Allocation: Diversified Growth Portfolio and the Stock Portfolio (collectively, with the Multi-Managed Seasons Portfolios, the "Seasons Portfolios"), are available through the Seasons Variable Annuity Contract. The other ten Portfolios, the Large Cap Growth Portfolio, the Large Cap Composite Portfolio, the Large Cap Value Portfolio, the Mid Cap Growth Portfolio, the Mid Cap Value Portfolio, the Small Cap Portfolio, the International Equity Portfolio, the Diversified Fixed Income Portfolio (each, a "Multi-Managed Seasons Select Portfolio," and collectively, the "Multi-Managed Seasons Select Portfolios"), the Cash Management Portfolio (collectively, with the Multi-Managed Seasons Select Portfolios, the "Seasons Select Portfolios") and the Focus Growth Portfolio (a "Multi-Managed Seasons Focused Portfolio") are available in addition to the Seasons Portfolios through the Seasons Select Variable Annuity Contract. The Multi-Managed Seasons, Multi-Managed Seasons Select and Multi-Managed Seasons Focused Portfolios, as described more fully in the Prospectus, are managed by more than one investment adviser.

       Shares of the Portfolios are held by Variable Annuity Account Five, a separate account of Anchor National Life Insurance Company ("Life Company"), an Arizona life insurance company. The Life Company is a wholly owned subsidiary of SunAmerica Life Insurance Company, an Arizona corporation wholly owned by American International Group, Inc. ("AIG"), a Delaware corporation. The Life Company may issue variable life contracts that also will use the Trust as the underlying investment. The offering of Trust shares to variable annuity and variable life separate accounts is referred to as "mixed funding." It may be disadvantageous for variable annuity separate accounts and variable life separate accounts to invest in the Trust simultaneously. Although neither the Life Company nor the Trust currently foresees such disadvantages either to variable annuity or variable life contract owners, the Board of Trustees of the Trust would monitor events in order to identify any material conflicts to determine what action, if any, should be taken in response thereto. Shares of the Trust may be offered to separate accounts of other life insurance companies that are affiliates of the Life Company.

       SunAmerica Asset Management Corp. ("SunAmerica"), an indirect, wholly owned subsidiary of the Life Company, serves as investment adviser for each Portfolio. As described in the

Prospectus, SunAmerica may retain subadvisers (each, a "Manager" and together with SunAmerica, the "Managers") to assist in management of one or more Portfolios.

       Under Massachusetts law, shareholders of a trust, such as the Trust, in certain circumstances may be held personally liable as partners for the obligations of the trust. However the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus the risk of a shareholder being personally liable as a partner for obligations of the Trust, is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.


                       INVESTMENT OBJECTIVES AND POLICIES

       The investment goal and principal investment strategy for each of the Portfolios, along with certain types of investments the Portfolios make under normal market conditions and for efficient portfolio management, are described under "More Information About the Portfolios -- Investment Strategies" in the Prospectus. The following charts and information supplements the information contained in the prospectus and also provides information concerning investments the Portfolios make on a periodic basis which includes infrequent investments or investments in which the Portfolios reserve the right to invest. We have also included a supplemental glossary to define investment and risk terminology used in the charts below that does not otherwise appear in the Prospectus under the section entitled "Glossary." In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the Prospectus under the section entitled "Glossary." Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase.

------------------------------------------------------------------------------------------------------------------------------------
                                                            SEASONS PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
                                               SUNAMERICA/
                                            AGGRESSIVE GROWTH                                                     SUNAMERICA/
                                                COMPONENT                 JANUS/ GROWTH COMPONENT             BALANCED COMPONENT
------------------------------------------------------------------------------------------------------------------------------------
In what other types of               -   U.S. Treasury inflation      -   U.S. Treasury inflation      -   U.S. Treasury inflation
investments may the Portfolio            protection securities            protection securities            protection securities
PERIODICALLY invest?                 -   Short sales                  -   Loan participations and      -   Short sales
                                     -   Inverse floaters                 assignments                  -   Inverse floaters
[Indicate investments made on a      -   Floating rate obligations    -   Short sales                  -   Floating rate obligations
VERY INFREQUENT basis and not        -   When-issued and delayed-     -   Inverse floaters             -   When-issued and delayed-
for efficient portfolio                  delivery securities          -   Floating rate obligations        delivery securities
management, or investments in        -   Equity swaps                 -   When-issued and delayed-     -   Equity swaps
which the Portfolio MAY INVEST       -   Borrowing                        delivery securities          -   Borrowing
or would like to RESERVE THE         -   Reverse repurchase           -   Equity swaps                 -   Reverse repurchase
RIGHT to invest]                         agreements                   -   Borrowing                        agreements
                                     -   Roll transactions            -   Reverse repurchase           -   Roll transactions
                                     -   Standby commitments              agreements                   -   Standby commitments
                                     -   Warrants                     -   Roll transactions            -   Warrants
                                     -   Forward foreign currency     -   Standby commitments          -   Forward foreign currency
                                         exchange contracts           -   Warrants                         exchange contracts
                                     -   Portfolio trading            -   Forward foreign currency     -   Portfolio trading
                                                                          exchange contracts
                                                                      -   Portfolio trading
------------------------------------------------------------------------------------------------------------------------------------

What other types of risk may
POTENTIALLY or PERIODICALLY          -                                -                                -
affect the portfolio ?               -                                -                                -
                                     -                                -                                -
                                     -                                -                                -
                                     -                                -                                -
                                     -                                -                                -
                                     -                                -                                -
                                     -                                -                                -
                                     -                                -                                -


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            SEASONS PORTFOLIOS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                 WMC/
                                             FIXED INCOME                    ASSET ALLOCATION:
                                               COMPONENT               DIVERSIFIED GROWTH PORTFOLIO            STOCK PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
In what other types of               -   U.S. Treasury inflation      -   U.S. Treasury inflation      -   U.S. Treasury inflation
investments may the                      protection securities            protection securities            protection securities
Portfolio PERIODICALLY               -   Loan participations and      -   Short sales                  -   Short sales
invest?                                  assignments                  -   Inverse floaters             -   Inverse floaters
                                     -   Short sales                  -   Floating rate obligations    -   Floating rate obligations
[Indicate investments made           -   Inverse floaters             -   When-issued and delayed-     -   When-issued and delayed-
on a VERY INFREQUENT basis           -   Floating rate obligations        delivery securities              delivery securities
and not for efficient                -   When-issued and delayed-     -   Equity swaps                 -   Equity swaps
portfolio management, or                 delivery securities          -   Borrowing                    -   Borrowing
investments in which the             -   Equity swaps                 -   Reverse repurchase           -   Reverse repurchase
Portfolio MAY INVEST or              -   Borrowing                        agreements                       agreements
would like to RESERVE THE            -   Reverse repurchase           -   Roll transactions            -   Roll transactions
RIGHT to invest]                         agreements                   -   Standby commitments          -   Standby commitments
                                     -   Roll transactions            -   Warrants                     -   Warrants
                                     -   Standby commitments          -   Forward foreign currency     -   Forward foreign currency
                                     -   Warrants                         exchange contracts               exchange contracts
                                     -   Forward foreign currency     -   Portfolio trading            -   Portfolio trading
                                         exchange contracts
                                     -   Portfolio trading

------------------------------------------------------------------------------------------------------------------------------------

What other types of risk may
POTENTIALLY or PERIODICALLY          -                                -                                -
affect the portfolio ?               -                                -                                -
                                     -                                -                                -
                                     -                                -                                -
                                     -                                -                                -
                                     -                                -                                -
                                     -                                -                                -
                                     -                                -                                -
                                     -                                -                                -


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     SEASONS SELECT PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
                                           LARGE CAP GROWTH                 LARGE CAP COMPOSITE              LARGE CAP VALUE
                                               PORTFOLIO                        PORTFOLIO                        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
In what other types of               -   U.S. Treasury inflation      -   U.S. Treasury inflation      -   U.S. Treasury inflation
investments may the Portfolio            protection securities            protection securities            protection securities
PERIODICALLY invest?                 -   Loan participations and      -   Loan participations and      -   Loan participations and
                                         assignments                      assignments                      assignments
                                     -   Short sales                  -   Short sales                  -   Short sales
                                     -   Inverse floaters             -   Inverse floaters             -   Inverse floaters
                                     -   Floating rate obligations    -   Floating rate obligations    -   Floating rate obligations
                                     -   When-issued and delayed-     -   When-issued and delayed-     -   When-issued and delayed-
                                         delivery securities              delivery securities              delivery securities
                                     -   Equity swaps                 -   Equity swaps                 -   Equity swaps
                                     -   Borrowing                    -   Borrowing                    -   Borrowing
                                     -   Reverse repurchase           -   Reverse repurchase           -   Reverse repurchase
                                         agreements                       agreements                       agreements
                                     -   Roll transactions            -   Roll transactions            -   Roll transactions
                                     -   Standby commitments          -   Standby commitments          -   Standby commitments
                                     -   Warrants                     -   Warrants                     -   Warrants
                                     -   Forward foreign currency     -   Forward foreign currency     -   Forward foreign currency
                                         exchange contracts               exchange contracts               exchange contracts
                                     -   Portfolio trading            -   Portfolio trading            -   Portfolio trading

------------------------------------------------------------------------------------------------------------------------------------

What other types of risk may
POTENTIALLY or PERIODICALLY          -                                -                                -
affect the portfolio ?               -                                -                                -
                                     -                                -                                -
                                     -                                -                                -
                                     -                                -                                -
                                     -                                -                                -
                                     -                                -                                -
                                     -                                -                                -
                                     -                                -                                -


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                     SEASONS SELECT PORTFOLIOS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                            MID CAP GROWTH                    MID CAP VALUE                      SMALL CAP
                                               PORTFOLIO                        PORTFOLIO                        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
In what other types of               -   U.S. Treasury inflation      -   U.S. Treasury inflation      -   U.S. Treasury inflation
investments may the Portfolio            protection securities            protection securities            protection securities
PERIODICALLY invest?                 -   Loan participations and      -   Loan participations and      -   Loan participations and
                                         assignments                      assignments                      assignments
                                     -   Short sales                  -   Short sales                  -   Short sales
                                     -   Inverse floaters             -   Inverse floaters             -   Inverse floaters
                                     -   Floating rate obligations    -   Floating rate obligations    -   Floating rate obligations
                                     -   When-issued and delayed-     -   When-issued and delayed-     -   When-issued and delayed-
                                         delivery securities              delivery securities              delivery securities
                                     -   Equity swaps                 -   Equity swaps                 -   Equity swaps
                                     -   Borrowing                    -   Borrowing                    -   Borrowing
                                     -   Reverse repurchase           -   Reverse repurchase           -   Reverse repurchase
                                         agreements                       agreements                       agreements
                                     -   Roll transactions            -   Roll transactions            -   Roll transactions
                                     -   Standby commitments          -   Standby commitments          -   Standby commitments
                                     -   Warrants                     -   Warrants                     -   Warrants
                                     -   Forward foreign currency     -   Forward foreign currency     -   Forward foreign currency
                                         exchange contracts               exchange contracts               exchange contracts
                                     -   Portfolio trading            -   Portfolio trading            -   Portfolio trading

------------------------------------------------------------------------------------------------------------------------------------

What other types of risk may
POTENTIALLY or PERIODICALLY          -                                -
affect the portfolio ?               -                                -
                                     -                                -
                                     -                                -
                                     -                                -
                                     -                                -
                                     -                                -
                                     -                                -
                                     -                                -


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     SEASONS SELECT PORTFOLIOS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                              INTERNATIONAL               DIVERSIFIED FIXED INCOME
                                             EQUITY PORTFOLIO                   PORTFOLIO                  CASH MANAGEMENT PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
In what other types of               -   U.S. Treasury inflation      -   U.S. Treasury inflation      -   U.S. Treasury inflation
investments may the                      protection securities            protection securities            protection securities
Portfolio PERIODICALLY               -   Loan participations and      -   Loan participations and      -   Inverse floaters
invest?                                  assignments                      assignments                  -   Floating rate obligations
                                     -   Short sales                  -   Short sales                  -   When-issued and delayed-
                                     -   Inverse floaters             -   Inverse floaters                 delivery securities
                                     -   Floating rate obligations    -   Floating rate obligations    -   Equity swaps
                                     -   When-issued and delayed-     -   When-issued and delayed-     -   Reverse repurchase
                                         delivery securities              delivery securities              agreements
                                     -   Equity swaps                 -   Equity swaps                 -   Roll transactions
                                     -   Borrowing                    -   Borrowing                    -   Standby commitments
                                     -   Reverse repurchase           -   Reverse repurchase           -   Warrants
                                         agreements                       agreements                   -   Forward foreign currency
                                     -   Roll transactions            -   Roll transactions                exchange contracts
                                     -   Standby commitments          -   Standby commitments          -   Portfolio trading
                                     -   Warrants                     -   Warrants
                                     -   Forward foreign currency     -   Forward foreign currency
                                         exchange contracts               exchange contracts
                                     -   Portfolio trading            -   Portfolio trading

------------------------------------------------------------------------------------------------------------------------------------

What other types of risk may
POTENTIALLY or PERIODICALLY          -                                -                                -
affect the portfolio ?               -                                -                                -
                                     -                                -                                -
                                     -                                -                                -
                                     -                                -                                -
                                     -                                -                                -
                                     -                                -                                -
                                     -                                -                                -
                                     -                                -                                -


------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SEASONS FOCUSED PORTFOLIOS
--------------------------------------------------------------------------------
                                          FOCUS GROWTH PORTFOLIO
--------------------------------------------------------------------------------
In what other       -     U.S. Treasury inflation protection securities
types of            -     Loan participations and assignments
investments         -     Short sales
may the             -     Floating rate obligations
Portfolio           -     When-issued and delayed-delivery securities
PERIODICALLY        -     Equity swaps
invest?             -     Borrowing
                    -     Reverse repurchase agreements
                    -     Portfolio trading

--------------------------------------------------------------------------------

What other types    -
of risk may         -
POTENTIALLY or      -
PERIODICALLY        -
affect the          -
portfolio?          -
                    -
                    -
                    -
--------------------------------------------------------------------------------

SUPPLEMENTAL GLOSSARY

       SHORT-TERM INVESTMENTS, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) for liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by a Portfolio during periods when an Adviser/Subadviser is unable to locate favorable investment opportunities; or
(c) for temporary defensive purposes. In order to facilitate quarterly rebalancing of the MULTI-MANAGED SEASONS PORTFOLIOS as described in the Prospectus and to adjust for the flow of investments into and out of the Portfolios, each Portfolio may hold a greater percentage of its assets in cash or cash equivalents at the end of each quarter than might otherwise be the case. The CASH MANAGEMENT PORTFOLIO invests principally in short-term investments. Common short-term investments include:

              MONEY MARKET SECURITIES - Money Market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit. Janus may invest idle cash of the JANUS/GROWTH COMPONENT of each MULTI-MANAGED SEASONS PORTFOLIO and their portion of the LARGE CAP GROWTH PORTFOLIO in money market mutual funds that it manages. [T.ROWE]

              COMMERCIAL BANK OBLIGATIONS - Certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. The CASH MANAGEMENT PORTFOLIO, the JANUS/GROWTH COMPONENT of each MULTI-MANAGED SEASONS PORTFOLIO and Janus' portion of the LARGE CAP GROWTH PORTFOLIO may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the CASH MANAGEMENT PORTFOLIO is fully insured by the Federal Deposit Insurance Corporation ("FDIC").

              SAVINGS ASSOCIATION OBLIGATIONS - Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. The CASH MANAGEMENT PORTFOLIO, the JANUS/GROWTH COMPONENT of each MULTI-MANAGED SEASONS PORTFOLIO and Janus' portion of the LARGE CAP GROWTH PORTFOLIO managed by Janus may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the CASH MANAGEMENT PORTFOLIO is fully insured by the FDIC.

              COMMERCIAL PAPER - Short-term notes (up to 12 months) issued by corporations or governmental bodies, including variable amount master demand notes. The CASH MANAGEMENT PORTFOLIO may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor's and by Moody's, or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the CASH MANAGEMENT PORTFOLIO. (No more than 5% of the CASH MANAGEMENT PORTFOLIO'S assets may be invested in commercial paper in the second highest rating category; no more than the greater of 1% of the CASH MANAGEMENT PORTFOLIO'S assets or $1 million may be invested in such securities of any one issuer.) See "Description of Commercial Paper and Bond Ratings" for a description of the ratings. The CASH MANAGEMENT PORTFOLIO will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.

              VARIABLE AMOUNT MASTER DEMAND NOTES permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. The CASH MANAGEMENT PORTFOLIO'S investments in these instruments are limited to those that have a demand feature enabling the CASH MANAGEMENT PORTFOLIO unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. Generally, THE CASH MANAGEMENT PORTFOLIO attempts to invest in instruments having a one-day notice provision. In connection with master demand note arrangements, the Adviser/Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis, the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser/Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser/Subadviser has reason to believe that the borrower could not make timely repayment upon demand.

              CORPORATE BONDS AND NOTES - A Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period. The CASH MANAGEMENT PORTFOLIO may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See "Description of Commercial Paper and Bond Ratings" for description of investment-grade ratings by Standard & Poor's and Moody's.

              GOVERNMENT SECURITIES - Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. See "U.S. Government Securities," above.

              REPURCHASE AGREEMENTS - A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser/Subadviser, subject to the guidance of the Board of Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Adviser/Subadviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio's use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% (10% with respect to the CASH MANAGEMENT PORTFOLIO) of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

       EXTENDABLE COMMERCIAL NOTES ("ECN"s) - Debt

       MORTGAGE-BACKED SECURITIES include investments in mortgage-related securities, including certain U.S. government securities such as GNMA, FNMA or FHLMC certificates (as defined below), and private mortgage-related securities, which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

       The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

       Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (I.E., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

       The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

              GNMA CERTIFICATES. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

              GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the FMHA, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

              The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

              FHLMC CERTIFICATES. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

              GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

              FNMA CERTIFICATES. The FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

Other types of mortgage-backed securities include:

              CONVENTIONAL MORTGAGE PASS-THROUGH SECURITIES ("Conventional Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans(or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

              The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

              Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

              COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are fully collateralized bonds that are the general obligations of the issuer thereof (E.G., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (I.E., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

              Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

              Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

              A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

              STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS") are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only government interest-only and principal-only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.

       ASSET-BACKED SECURITIES, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

       Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

       U.S. TREASURY INFLATION PROTECTION SECURITIES are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U"). The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

       The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

       Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

       LOAN PARTICIPATIONS AND ASSIGNMENTS [THE WMC/FIXED INCOME COMPONENT, THE JANUS/GROWTH COMPONENT AND THE LARGE CAP GROWTH PORTFOLIO, THE LARGE CAP COMPOSITE PORTFOLIO, THE LARGE CAP VALUE PORTFOLIO, THE MID CAP GROWTH PORTFOLIO, THE MID CAP VALUE PORTFOLIO, THE SMALL CAP PORTFOLIO, THE INTERNATIONAL EQUITY PORTFOLIO AND THE DIVERSIFIED FIXED-INCOME PORTFOLIO MAY INVEST IN LOAN PARTICIPATIONS.] [FOCUS GROWTH PORTFOLIO?] include investments in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of Participations, the Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Adviser/Subadviser to be creditworthy. When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its net asset value.

       The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.


       SHORT SALES [EACH OF THE MULTI-MANAGED GROWTH AND MODERATE GROWTH PORTFOLIOS, THROUGH THE SUNAMERICA/AGGRESSIVE GROWTH COMPONENT, AND EACH OF THE SEASONS SELECT PORTFOLIOS EXCEPT THE CASH MANAGEMENT PORTFOLIO MAY SELL A SECURITY IT DOES NOT OWN IN ANTICIPATION OF A DECLINE IN THE MARKET VALUE OF THAT SECURITY (SHORT SALES)] [FOCUS GROWTH PORTFOLIO?] are effected by selling a security that a Portfolio does not own. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an "appreciated financial position" (e.g., appreciated stock) generally is treated as a sale by the Portfolio for federal income tax purposes. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales. When a Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. To deliver the securities to the buyer, a Portfolio will need to arrange through a broker to borrow the securities and, in so doing, a Portfolio will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. A Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral in the form of cash or liquid securities held in a segregated account in the name of the broker. In addition, such Portfolio will place in a segregated account an amount of cash or liquid securities equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). In the event that the value of the collateral deposited with the broker, plus the value of the assets in the segregated account should fall below the value of the securities sold short, additional amounts to cover the difference will be placed in the segregated accounts. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

       INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

       ILLIQUID SECURITIES. Each of the Portfolios may invest no more than 15% (10% in the case of the CASH MANAGEMENT PORTFOLIO) of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements that have a maturity of longer than seven days or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There generally will be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of "Rule 144A securities," as described below).

       In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

       Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market will not be deemed to be illiquid. The Adviser or Subadviser, as the case may be, will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees of the Trust. In reaching liquidity decisions, the Adviser, or Subadviser, as the case may be, will consider, INTER ALIA, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

       Commercial paper issues in which a Portfolio may invest include securities issue by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The CASH MANAGEMENT PORTFOLIO'S 10% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Portfolio's Board of Trustees delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

       REITS pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the debt securities in the Portfolio's portfolio.

By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management.

       FLOATING RATE OBLIGATIONS. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Adviser considers floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.

       WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. When-issued or delayed-delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will maintain a segregated account with its custodian, consisting of cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a delayed delivery basis.

       A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

       To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser/Subadviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

       When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. An example of a when-issued or delayed delivery security is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date, with no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement date.

       HYBRID INSTRUMENTS, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

       Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

       The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

       Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

       Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

       Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the "SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

       The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, a Portfolio that so invests will limit its investments in Hybrid Instruments to 10% of its total assets.

       Hybrid Instruments include:

       STRUCTURED INVESTMENTS which are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

       WEBS. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. The market prices of WEBS are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of WEBS on the American Stock Exchange. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of Portfolio's shares could also be substantially and adversely affected, and the Fund's ability to provide investment results approximating the performance of securities in the EAFE Index could be impaired.

       SPDRS. Standard & Poor's Depositary Receipts ("SPDRs") are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P
       500. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

       INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, FLOORS AND COLLARS. Entering into interest-rate swaps or mortgage swaps or purchasing interest-rate caps, floors or collars is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. A Portfolio will generally enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. Since interest-rate swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. Portfolios will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

       Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

       The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

       Portfolios will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's, or is determined to be of equivalent quality by the applicable Subadviser.

       EQUITY SWAPS are typically entered into for the purpose of investing in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Portfolio will agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount.

       A Portfolio will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio's risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Portfolio's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Portfolio believes that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

       SECURITIES LENDING. Consistent with applicable regulatory requirements, each Portfolio except the CASH MANAGEMENT PORTFOLIO may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser/Subadviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each such Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

       Since voting or consent rights accompany loaned securities pass to the borrower, each such Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

       BORROWING. As a matter of fundamental policy each Portfolio is authorized to borrow up to 33 1/3% (and the Cash Management Portfolio up to 5%) of its total assets for temporary or emergency purposes.

       In seeking to enhance investment performance, each of the Multi-Managed Growth and Moderate Growth Portfolios, through its SunAmerica/Aggressive Growth component, and the Large Cap Growth Portfolio, the Large Cap Composite Portfolio, the Large Cap Value Portfolio, the Mid Cap Growth Portfolio, the
Mid Cap Value Portfolio, the Small Cap Portfolio, the International Equity Portfolio, the Diversified Fixed Income Portfolio [AND THE FOCUS GROWTH PORTFOLIO] may borrow money for investment purposes and may pledge assets to secure such borrowings. This is the speculative factor known as leverage.
This practice may help increase the net asset value of the assets allocated to these Portfolios in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Portfolio's assets would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to the Portfolio as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Portfolio's assets would be reduced due to the added expense of interest on borrowed monies. Each of such Portfolios is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (I.E., presently 50% of net assets); provided that, with respect to the Multi-Managed Seasons Portfolios such limitation will be calculated with respect to the net assets allocated to the SunAmerica/Aggressive Growth component of such Multi-Managed Seasons Portfolio. The time and extent to which the component or Portfolios may employ leverage will be determined by the respective
Manager in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

       Any such borrowing will be made pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Portfolio's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Portfolio's assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio's assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the net asset value per share of a Portfolio correspondingly will tend to increase and decrease more when the Portfolio's assets increase or decrease in value than would otherwise be the case. A Portfolio's policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.

       REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser/Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

       ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

       Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the Adviser/Subadviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

       STANDBY COMMITMENTS. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser/Subadviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

       WARRANTS give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Although the Portfolios may not invest directly in warrants, such Portfolios may invest in securities that are acquired as part of a unit consisting of a combination of fixed income and equity securities or securities to which warrants are attached.

       NON-DIVERSIFIED STATUS. Each MULTI-MANAGED SEASONS PORTFOLIO, MULTI-MANAGED SEASONS SELECT PORTFOLIO except for the DIVERSIFIED FIXED INCOME PORTFOLIO and MULTI-MANAGED SEASONS FOCUSED PORTFOLIO have registered as "non-diversified" investment companies. As a result, under the 1940 Act, the Portfolios are limited only by their own investment restrictions as to the percentage of their assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolios would still have to meet quarterly diversification requirements under the Code in order for the Portfolios to qualify as a regulated investment company. As a result of the Code's diversification requirements, the Portfolios may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.

FOREIGN SECURITIES. [THE ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO MAY INVEST UP TO 60% OF ITS TOTAL ASSETS, THE STOCK PORTFOLIO MAY INVEST UP TO 30% OF ITS TOTAL ASSETS, THE SUNAMERICA/BALANCED COMPONENT OF EACH MULTI-MANAGED PORTFOLIO MAY INVEST UP TO 25% OF ITS TOTAL ASSETS, THE WMC/FIXED INCOME COMPONENT OF EACH MULTI-MANAGED SEASONS PORTFOLIO MAY INVEST UP TO 15% OF ITS TOTAL ASSETS, THE LARGE CAP GROWTH PORTFOLIO, THE LARGE CAP COMPOSITE PORTFOLIO, THE LARGE CAP VALUE PORTFOLIO, THE MID CAP GROWTH PORTFOLIO, THE MID CAP VALUE PORTFOLIO, THE SMALL CAP PORTFOLIO AND THE DIVERSIFIED FIXED INCOME PORTFOLIO MAY INVEST UP TO 30% OF TOTAL ASSETS, THE INTERNATIONAL EQUITY PORTFOLIO AND THE JANUS/GROWTH AND SUNAMERICA/AGGRESSIVE GROWTH COMPONENTS OF EACH MULTI-MANAGED SEASONS PORTFOLIO [and Multi-Managed Seasons Focused Portfolio?] MAY INVEST WITHOUT LIMITATION IN FOREIGN SECURITIES. THE CASH MANAGEMENT PORTFOLIO MAY INVEST IN U.S. DOLLAR DENOMINATED SECURITIES OF FOREIGN ISSUERS THAT MEET THE QUALITY AND MATURITY REQUIREMENTS APPLICABLE TO THE PORTFOLIO.]

       ADRS, GDRS, AND EDRS. Foreign securities include, among other things, American Depositary Receipts ("ADRs") and other Depositary Receipts, including Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Portfolio may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

       OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within in a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, ETC. at a specified future date and price. Options and Futures (defined below) are generally used for either hedging or income enhancement purposes.

       Options can either purchased or written (I.E., sold). A call option written by a Portfolio obligates a Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. After any such sales up to 25% of a Portfolio's total assets may be subject to calls. All call options written by a Portfolio must be "covered," which means that a Portfolio will own the securities subject to the option as long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

       A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Portfolio must be "covered," which means that the Portfolio will deposit cash, U.S. government securities or other high-grade debt securities (I.E., securities rated in one of the top three categories by Moody's or Standard & Poor's, or, if unrated, deemed by the Adviser or Subadviser to be of comparable credit quality) with a value at least equal to the exercise price of the put option in a segregated account. The purpose of writing such options is to generate additional income for a Portfolio. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

       The following is a more detailed information concerning options, futures and options on futures:

              OPTIONS ON SECURITIES. When a Portfolio writes (I.E., sells) a call option ("call") on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

              To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

              When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

              A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

              A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

              When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

              Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

              When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

              The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

              OPTIONS ON FOREIGN CURRENCIES. Puts and calls are also written and purchased on foreign currencies. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio deposits with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account with the Trust's custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

              As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

              OPTIONS ON SECURITIES INDICES. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

              YIELD CURVE OPTIONS. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the Securities and Exchange Commission ("SEC") has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. Portfolio that may enter into yield curve options transactions will cover such transactions as described above.

              FUTURES. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, "Futures") are used primarily for hedging purposes and from time to time for income enhancement. Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying cash markets. The initial margin will be deposited with the Trust's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

              Interest rate futures contracts are purchased or sold generally for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

              Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

              Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio's current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

              Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

              OPTIONS ON FUTURES include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.

              The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

              A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

       FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS ("Forward Contracts") involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract. Portfolios may use Forward Contracts to reduce certain risks of their respective investments and/or to attempt to enhance return.

       Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

       Forward Contracts may also be entered into with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

       Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

       The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Trust's custodian will place cash or liquid securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

       The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

       At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

       The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

       Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

       In addition, each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.

       PORTFOLIO TRADING. A Portfolio may engage in portfolio trading when it is believed by the Manager that the sale of a security owned and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

       SPECIAL SITUATIONS. Each Portfolio may invest, subject to its particular investment limitations described above, up to 25% of its assets in "special situations." A "special situation" arises when, in the opinion of a Manager, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. [DOES FOCUS GROWTH PORTFOLIO HAVE THE 25% LIMIT?]

       In addition, each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.


SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE

       The Trust's custodian, or a securities depository acting for the custodian, will act as each Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

       An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

       In the future, each Portfolio may employ derivatives and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

       REGULATORY ASPECTS OF DERIVATIVES. Each Portfolio that utilizes such instruments must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

       Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will maintain, in a segregated account or accounts with its custodian bank, cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

       POSSIBLE RISK FACTORS IN DERIVATIVES. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser/Subadviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (I.E., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions, which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

       If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser/Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.


SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH-RISK BONDS AND SECURITIES RATINGS.

       HIGH-YIELD, HIGH-RISK BONDS may present certain risks, which are discussed below:

       SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

       PAYMENT EXPECTATIONS - High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

       LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

       SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser") or Subadviser attempts to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Adviser or Subadviser, as appropriate, will evaluate the security and determine whether to retain or dispose of it.

       The following are additional restrictions and/or requirements concerning the ratings of securities:

              - The SUNAMERICA/AGGRESSIVE GROWTH COMPONENT, the STOCK PORTFOLIO, and the MID CAP GROWTH PORTFOLIO may invest in debt securities rated as low as "BBB" by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), "Baa" by Moody's Investors Service, Inc. ("Moody's"), or unrated securities determined by the Manager to be of comparable quality.

              - The JANUS/GROWTH COMPONENT, the LARGE-CAP GROWTH PORTFOLIO and the INTERNATIONAL EQUITY PORTFOLIO may invest up to 35% of net assets in high-yield/high-risk securities rated below Baa by Moody's or BBB by Standard & Poor's, or unrated bonds determined by the Manager to be of comparable quality.

              - The SUNAMERICA/BALANCED COMPONENT may invest up to 10% of total assets in securities rated as low as BBB (or determined by the Manager to be of equivalent quality if unrated).

              - The WMC/FIXED INCOME COMPONENT may invest up to 20% of its assets in securities rated below Baa by Moody's or BBB by Standard & Poor's and no more than 10% of its assets in bonds rated as low as C by Moody's or D by Standard & Poor's (or, in each case, if not rated, determined by the Manager to be of comparable quality).

              - The LARGE CAP COMPOSITE PORTFOLIO (up to 15%) and the LARGE CAP VALUE PORTFOLIO (up to 10%) may invest in debt securities rated below investment grade (i.e., below "BBB" by Standard & Poor's or below "Baa" by Moody's) or, if unrated, determined by the Manager to be of equivalent quality.

              - The ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO may invest up to 20% of its total assets in securities rated below Baa by Moody's or BBB by Standard & Poor's, including no more than 5% of its total assets in bonds rated at the time of purchase below Caa by Moody's or CCC by Standard & Poor's (or, in each case, if not rated, determined by the Manager to be of comparable quality).

              - The SMALL-CAP PORTFOLIO, the MID-CAP VALUE PORTFOLIO, and the DIVERSIFIED FIXED INCOME PORTFOLIO may invest up to 20% of their respective assets in securities rated below Baa by Moody's or BBB by Standard & Poor's and no more than 10% of their respective assets in bonds rated as low as C by Moody's or D by Standard & Poor's. In addition, the portion of the LARGE CAP GROWTH PORTFOLIO managed by Janus Capital Corporation ("Janus") may invest up to 35% of the assets allocated to it in securities rated below Baa by Moody's or BBB by Standard & Poors; and the portion of the LARGE CAP GROWTH and MID CAP VALUE PORTFOLIOS allocated to Goldman Sachs Asset Management and the portion of the International Equity Portfolio allocated to Goldman Sachs Asset Management-International may invest no more than 10% of the assets allocated to it in bonds rated as low as C by Moody's or D By Standard & Poors. In each case, securities that are not rated will be subject to the percentage limitations of securities determined by the Manager to be of comparable quality as stated herein.

              - The CASH MANAGEMENT PORTFOLIO currently invests only in instruments rated in the highest rating category by Moody's and Standard & Poor's or in instruments issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

              - The FOCUS GROWTH PORTFOLIO currently invests only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's or in instruments issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

                DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

       COMMERCIAL PAPER RATINGS. Moody's employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

       Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

       Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

       If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

       Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

       Standard and Poor's ratings of commercial paper are graded into four categories ranging from A for the highest quality obligations to D for the lowest. A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 - Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. B - Issues in this category are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment. D - The rating indicates that the issues are either in default or are expected to be in default upon maturity.

       Duff & Phelps, Inc. ("Duff & Phelps") commercial paper ratings are consistent with the short-term rating criteria utilized by money market participants. Duff & Phelps commercial paper ratings refine the traditional 1 category. The majority of commercial issuers carry the higher short-term rating yet significant quality differences within that tier do exist. As a consequence, Duff & Phelps has incorporated gradations of 1+ and 1- to assist investors in recognizing those differences.

       Duff 1+ - Highest certainty of time repayment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1- - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 - Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 - Satisfactory liquidity and other protection factors, qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4
- Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation. Duff 5 - Default.

       The short-term ratings of Fitch Investor Services, Inc. ("Fitch") apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch short-term ratings are as follows: F-1+ Exceptionally Strong Credit Quality - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 Very Strong Credit Quality - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 Good Credit Quality - Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as good as it is for issues assigned F-1+ and F-1 ratings. F-3 Fair Credit Quality-Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade. "B"- Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions. "C"- Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. D Default - Issues assigned this rating are in actual or imminent payment default. LOC - The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

       Thomson BankWatch, Inc. ("BankWatch") short-term ratings apply only to unsecured instruments that have a maturity of one year or less. These short-term ratings specifically assess the likelihood of an untimely payment of principal and interest. TBW-1 is the highest category, which indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category and, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1. "TBW-3"-This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate. "TBW-4"-This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

       CORPORATE DEBT SECURITIES. Moody's rates the long-term debt securities issued by various entities from "Aaa" to "C."

       Aaa - Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a larger, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of these issues. Aa - High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat greater. A - Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Baa - Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ba - Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position. B - Generally lack characteristics of the desirable investment assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa - Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - Speculative in a high degree; often in default or have other marked shortcomings. C - Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standings.

       Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of the generic rating category.

       Standard & Poor's rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. AAA - Highest rating. The obligor's capacity to pay interest and repay principal is extremely strong. AA - High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree. A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories. BBB - Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories. BB, B, CCC, CC, C - Regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicated the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C1 - Reserved for income bonds on which no interest is being paid. D - In default and payment of interest and/or repayment of principal is in arrears.

       Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

       BankWatch rates the long-term debt securities issued by various entities either AAA or AA. AAA is the highest category, which indicates the ability to repay principal and interest on a timely basis is very high. AA is the second highest category, which indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

                             INVESTMENT RESTRICTIONS

       The Trust has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

       Each Portfolio may not:

              1. With respect to the Asset Allocation: Diversified Growth Portfolio, the Stock Portfolio, the Diversified Fixed Income Portfolio and the Cash Management Portfolio, invest more than 5% of the Portfolio's total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of each such Portfolio's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.

              2. With respect to the Asset Allocation: Diversified Growth Portfolio, the Stock Portfolio, the Diversified Fixed Income Portfolio and the Cash Management Portfolio, as to 75% of its total assets purchase more than 10% of the outstanding voting securities of any one issuer.

              3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. In addition, the Cash Management Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks. The gas, electric, water and telephone businesses will be considered separate industries.

              4. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

              5. Purchase or sell commodities or commodity contracts, except to the extent that each Portfolio may do so in accordance with applicable law and the Portfolio's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase Hybrid Instruments.

              6. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

              7. Borrow money, except that (i) each Portfolio may borrow in amounts up to 33 1/3% (5% in the case of the Cash Management Portfolio) of its total assets for temporary or emergency purposes, (ii) each of the Multi-Managed Growth and Moderate Growth Portfolios, through its SunAmerica/Aggressive Growth component, and the Large Cap Growth Portfolio, the Large Cap Composite Portfolio, the Large Cap Value Portfolio, the Mid Cap Growth Portfolio, the Mid Cap Value Portfolio, the Small Cap Portfolio, the International Equity Portfolio and the Diversified Fixed Income Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (with any percentage limitation calculated only with respect to the total assets allocated to the SunAmerica/Aggressive Growth component of such Multi-Managed Seasons Portfolio), (iii) the Focus Growth Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets), and (iv) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

              8. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements and dollar rolls, lend its portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

              9. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

       The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. Each Portfolio may not:

              10.    Purchase securities on margin.

              11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

              12. Sell securities short, including short sales "against the box" (I.E., where a Portfolio contemporaneously owns, or has the right to acquire at no additional cost, securities identical or substantially similar to those sold short) if as a result more than 25% of its net assets would be subject to such short sales. [CONFIRM FOR FOCUS GROWTH PORTFOLIO]

              13. Purchase or sell securities of other investment companies except (i) to the extent permitted by applicable law; (ii) that Janus and
       T. Rowe Price may invest uninvested cash balances of their respective component of each Portfolio in money market mutual funds that it manages to the extent permitted by applicable law.

              14. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% (10% in the case of the Cash Management Portfolio) of a Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Manager has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.


                           TRUST OFFICERS AND TRUSTEES

       The trustees and executive officers of the Trust, their business addresses, ages and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each executive officer and trustee is One SunAmerica Center, Los Angeles, California 90067-6022.

--------------------------------------------------------------------------------------------------------
                                                                   PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS               POSITION WITH THE TRUST        DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
James K. Hunt, *48                  Trustee, Chairman and          Executive Vice President,
                                    President                      SunAmerica Investments, Inc.
                                                                   (1993 - Present); President,
                                                                   SunAmerica Corporate Finance,
                                                                   (since January 1994); Trustee,
                                                                   Chairman and President,
                                                                   SunAmerica Series Trust (since
                                                                   1994).
--------------------------------------------------------------------------------------------------------

Monica C. Lozano, 43                Trustee                        Associate Publisher, LA OPINION
3257 Purdue Avenue                                                 (newspaper publishing concern)
Los Angeles, CA  90066                                             (since 1995); Director, First
                                                                   Interstate Bank of California (1994-
                                                                   1996); Editor, LA OPINION (1991-
                                                                   1995); Trustee, Anchor Pathway
                                                                   Fund and SunAmerica Series Trust
                                                                   (since 1999).
--------------------------------------------------------------------------------------------------------

Allan L. Sher, 68                   Trustee                        Retired; Trustee, Anchor Pathway
                                                                   Fund and SunAmerica Series Trust.
--------------------------------------------------------------------------------------------------------

William M. Wardlaw, 53              Trustee                        Principal, Freeman Spogli & Co.
                                                                   (investment banking) (1988 -
                                                                   Present); Vice President and
                                                                   Director, MCC International
                                                                   Holdings (cable) (since April
                                                                   1997); Trustee, Anchor Pathway
                                                                   Fund and SunAmerica Series Trust.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                   PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS               POSITION WITH THE TRUST        DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Susan L. Harris, 43                 Vice President,                Senior Vice President (since
                                    Counsel and Secretary          November 1995), Secretary (since
                                                                   1989), and General Counsel-
                                                                   Corporate Affairs (since December
                                                                   1994), SunAmerica Inc.; Senior
                                                                   Vice President and Secretary,
                                                                   Anchor National (since 1990); Vice
                                                                   President, Counsel and Secretary,
                                                                   Anchor Pathway Fund and
                                                                   SunAmerica Series Trust; joined
                                                                   SunAmerica Inc. in 1985.
--------------------------------------------------------------------------------------------------------

Peter C. Sutton, 35                 Vice President and             Senior Vice President, SunAmerica
The SunAmerica Center               Assistant Treasurer            (since April 1997);  Treasurer,
733 Third Avenue                                                   SunAmerica Mutual Funds (since
New York, NY 10017-3204                                            February 1996), Anchor Series
                                                                   Trust (since 1994) and Style Select
                                                                   Series, Inc. (since 1996); Vice
                                                                   President and Assistant Treasurer,
                                                                   SunAmerica Series Trust and
                                                                   Anchor Pathway Fund (since
                                                                   1994); formerly, Vice President,
                                                                   SunAmerica (1994-1997);
                                                                   Controller, SunAmerica Mutual
                                                                   Funds and Anchor Series Trust
                                                                   (March 1993 to February 1996);
                                                                   Assistant Controller, SunAmerica
                                                                   Mutual Funds and Anchor Series
                                                                   Trust (1990-1993); joined
                                                                   SunAmerica in 1990.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                   PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS               POSITION WITH THE TRUST        DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Robert M. Zakem, 42                 Vice President and             Vice President and Assistant
The SunAmerica Center               Assistant Secretary            Secretary, SunAmerica Series Trust
733 Third Avenue                                                   (since April 1993) and Anchor
New York, New York 10017-3204                                      Pathway Fund (since 1993);
                                                                   Secretary and Chief Compliance
                                                                   Officer, SunAmerica Mutual Funds
                                                                   and Anchor Series Trust (since
                                                                   1993) and Style Select Series (since
                                                                   1996); Senior Vice President,
                                                                   General Counsel and Assistant
                                                                   Sercretary, SunAmerica (since
                                                                   April 1993); Executive Vice
                                                                   President, General Counsel and
                                                                   Director, SunAmerica Capital
                                                                   Services, Inc. (since February
                                                                   1993); Vice President, General
                                                                   Counsel and Assistant Secretary,
                                                                   SunAmerica Fund Services, Inc.
                                                                   (since January 1994).
--------------------------------------------------------------------------------------------------------

* A trustee who may be deemed to be an "interested person" of the Trust as that term is defined in the 1940 Act.

       The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Fund and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Trust's Declaration of Trust.

       As of _______, 2000 the officers and Trustees as a group owned an aggregate of less than 1% of the outstanding shares of each Portfolio of the Trust.

       The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of the Life Company or its affiliates. A fee of $500 for each meeting attended and expenses are paid to each Trustee who is not an officer or employee of Anchor National Life Insurance Company or its affiliates for attendance at meetings of the Board of Trustees.

       The following table sets forth information summarizing the compensation of each of the Trustees for his services as Trustee for the fiscal year ended March 31, 2000.

                               COMPENSATION TABLE
                               [WILL BE UPDATED]

---------------------------------------------------------------------------------------------
                                                     PENSION OR          TOTAL COMPENSATION
                              AGGREGATE          RETIREMENT BENEFITS     FROM REGISTRANT AND
                          COMPENSATION FROM       ACCRUED AS PART OF      FUND COMPLEX PAID
      TRUSTEE                 REGISTRANT            FUND EXPENSES            TO TRUSTEES*
---------------------------------------------------------------------------------------------
Richard D. Barger+              $1,500                    -                    $18,000
---------------------------------------------------------------------------------------------

Monica C. Lozano**               $500                     -                    $6,000
---------------------------------------------------------------------------------------------

Norman J. Metcalfe+             $1,500                    -                    $18,000
---------------------------------------------------------------------------------------------

Allan L. Sher                   $2,000                    -                    $24,000
---------------------------------------------------------------------------------------------

William M. Wardlaw              $1,500                    -                    $21,750
---------------------------------------------------------------------------------------------

* Information is for the three investment companies in the complex (Anchor Pathway Fund, SunAmerica Series Trust and the Trust) that pay fees to the Trustees.

**     Ms. Lozano became a Trustee as of January 1, 1999.

+      Messrs. Barger and Metcalfe served as Trustees until October, 1998.


                INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

       The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica to handle the management of the Trust and its day-to-day affairs. The Adviser is a wholly-owned subsidiary of American International Group, Inc. ("AIG"), the leading U.S.-based international insurance organization.

       AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities. AIG's asset management operations are carried out primarily by AIG Global Investment Group, Inc., a direct wholly owned subsidiary of AIG, and its affiliates (collectively, "AIG Global"). AIG Global manages the investment portfolios of various AIG subsidiaries, as well as third party assets, and is responsible for product design and origination, marketing and distribution of third party asset management products, including offshore and private investment funds and direct investment. As of June 30, 1998, AIG Global managed more than $86 billion of assets, of which approximately $10.8 billion represented assets of unaffiliated third parties. AIG Capital Management Corp., an indirect wholly-owned subsidiary of AIG Global Investment Group, Inc., serves as investment adviser to The AIG Money Market Fund, a separate series of The Advisors' Inner Circle Fund, a registered investment company. In addition, AIG Global Investment

Corp., an AIG Global group company, serves as the sub-investment adviser to an unaffiliated registered investment company. AIG companies do not otherwise provide investment advice to any registered investment companies.

       The Agreement provides that SunAmerica shall act as investment adviser to the Trust, manage the Trust's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SunAmerica's officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of SunAmerica or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses. Each Portfolio pays its actual expenses for custodian services and a portion of the Custodian's costs determined by the ratio of portfolio assets to the total assets of the Trust, brokerage commissions or transaction costs, and registration fees. Subject to supervision of the Board of Trustees, fees for independent accountants, legal counsel, costs of reports of notices to shareholders will be allocated based on the relative net assets of each Portfolio. With respect to audit or legal fees clearly attributable to one Portfolio, they will be assessed, subject to review by the Board of Trustees, against that Portfolio.

       The Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and
(ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Agreement. The Agreement also provides for automatic termination upon assignment.

       Under the terms of the Agreement, the Adviser is not liable to the Trust, or to any other person, for any act or omission by it or for any losses sustained by the Trust or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

       As compensation for its services, the Adviser receives from the Trust a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the following annual rates:

------------------------------------------------------------------------------------------
PORTFOLIO                                        ADVISORY FEE (AS A PERCENTAGE OF ASSETS)
------------------------------------------------------------------------------------------
Multi-Managed Growth Portfolio                                     0.89%
------------------------------------------------------------------------------------------

Multi-Managed Moderate Growth Portfolio                            0.85%
------------------------------------------------------------------------------------------

Multi-Managed Income/Equity Portfolio                              0.81%
------------------------------------------------------------------------------------------

Multi-Managed Income Portfolio                                     0.77%
------------------------------------------------------------------------------------------

Asset Allocation: Diversified Growth Portfolio                     0.85%
------------------------------------------------------------------------------------------

Stock Portfolio                                                    0.85%
------------------------------------------------------------------------------------------

Large-Cap Growth Portfolio                       First $250 million      0.800%
                                                 -----------------------------------------

                                                 Next $250 million       0.750%
                                                 -----------------------------------------

                                                 Over $500 million       0.700%
------------------------------------------------------------------------------------------

Large-Cap Composite Portfolio                    First $250 million      0.800%
                                                 -----------------------------------------

                                                 Next $250 million       0.750%
                                                 -----------------------------------------

                                                 Over $500 million       0.700%
------------------------------------------------------------------------------------------

Large-Cap Value Portfolio                        First $250 million      0.800%
                                                 -----------------------------------------

                                                 Next $250 million       0.750%
                                                 -----------------------------------------

                                                 Over $500 million       0.700%
------------------------------------------------------------------------------------------

Mid-Cap Growth Portfolio                         First $250 million      0.850%
                                                 -----------------------------------------

                                                 Next $250 million       0.800%
                                                 -----------------------------------------

                                                 Over $500 million       0.750%
------------------------------------------------------------------------------------------

Mid-Cap Value Portfolio                          First $250 million      0.850%
                                                 -----------------------------------------

                                                 Next $250 million       0.800%
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
PORTFOLIO                                        ADVISORY FEE (AS A PERCENTAGE OF ASSETS)
------------------------------------------------------------------------------------------

                                                 Over $500 million       0.750%
------------------------------------------------------------------------------------------

Small-Cap Portfolio                              First $250 million      0.850%
                                                 -----------------------------------------

                                                 Next $250 million       0.800%
                                                 -----------------------------------------

                                                 Over $500 million       0.750%
------------------------------------------------------------------------------------------

International Equity Portfolio                                     1.00%
------------------------------------------------------------------------------------------

Diversified Fixed Income Portfolio               First $200 million      0.700%
                                                 -----------------------------------------

                                                 Next $200 million       0.650%
                                                 -----------------------------------------

                                                 Over $400 million       0.600%
------------------------------------------------------------------------------------------

Cash Management Portfolio                        First $100 million      0.550%
                                                 -----------------------------------------

                                                 Next $200 million       0.50%
                                                 -----------------------------------------

                                                 Thereafter              0.45%
------------------------------------------------------------------------------------------

Focus Growth Portfolio                           First $250 million      1.000%
[to be updated]                                  -----------------------------------------

                                                 Next $250 million       0.950%
                                                 -----------------------------------------

                                                 Over $500 million       0.900%
------------------------------------------------------------------------------------------

       The term "Assets" means the average daily net assets of each Portfolio.

       The following table sets forth the total advisory fees received by SunAmerica from each Portfolio pursuant to the Investment Advisory and Management Agreement for the fiscal years ended March 31, 2000, 1999 and 1998.

                                  ADVISORY FEES

------------------------------------------------------------------------------------
          PORTFOLIO                                2000         1999         1998*
------------------------------------------------------------------------------------
Multi-Managed Growth Portfolio                                $463,084     $137,424
------------------------------------------------------------------------------------

Multi-Managed Moderate Growth                                 $474,482     $135,378
Portfolio
------------------------------------------------------------------------------------

Multi-Managed Income/Equity Portfolio                         $368,615     $101,740
------------------------------------------------------------------------------------

Multi-Managed Income Portfolio                                $256,218      $76,624
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
          PORTFOLIO                                2000         1999         1998*
------------------------------------------------------------------------------------
Asset Allocation: Diversified Growth                          $686,471     $208,284
Portfolio
------------------------------------------------------------------------------------

Stock Portfolio                                               $577,953     $178,227
------------------------------------------------------------------------------------

Large Cap Growth Portfolio**                                   $15,604         --
------------------------------------------------------------------------------------

Large Cap Composite Portfolio**                                $12,969         --
------------------------------------------------------------------------------------

Large Cap Value Portfolio**                                    $15,063         --
------------------------------------------------------------------------------------

Mid Cap Growth Portfolio**                                     $15,925         --
------------------------------------------------------------------------------------

Mid Cap Value Portfolio**                                      $15,724         --
------------------------------------------------------------------------------------

Small Cap  Portfolio**                                         $12,982         --
------------------------------------------------------------------------------------

International Equity Portfolio**                               $18,659         --
------------------------------------------------------------------------------------

Diversified Fixed Income Portfolio**                           $14,922         --
------------------------------------------------------------------------------------

Cash Management Portfolio**                                     $1,571         --
------------------------------------------------------------------------------------

Focus Growth Portfolio                               --           --           --
------------------------------------------------------------------------------------

* For the period April 15, 1997 (commencement of operations) through March 31, 1998.

** For the period February 8, 1999 (commencement of operations) through March 31, 1999.

SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the following Portfolios' average net assets:
Multi-Managed Growth Portfolio 1.29%, Multi-Managed Moderate Growth Portfolio 1.21%, Multi-Managed Income/Equity Portfolio 1.14%, Multi-Managed Income Portfolio 1.06%, Asset Allocation: Diversified Growth Portfolio 1.21%, Stock Portfolio 1.21%, Large Cap Growth Portfolio 1.10%, Large Cap Composite Portfolio 1.10%, Large Cap Value Portfolio 1.10%, Mid Cap Growth Portfolio 1.15%, Mid Cap Value Portfolio 1.15%, Small Cap Portfolio 1.15%, International Equity Portfolio 1.30%, Diversified Fixed Income Portfolio 1.00% and Cash Management Portfolio 0.85%. [ANY WAIVER FOR FOCUS GROWTH PORTFOLIO?] SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. SunAmerica may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

       For the fiscal year ended March 31, 2000, SunAmerica voluntarily waived fees or reimbursed expenses, which are not included as part of the advisory fee table as follows: [UPDATE] Multi-Managed Income Portfolio - $2,279 and Asset
Allocation: Diversified Growth Portfolio - $6,931. For the period February 8, 1999 (commencement of operations) through March 31, 2000, SunAmerica voluntarily waived fees or reimbursed expenses, which are not included as part of the advisory fee table as follows: [UPDATE] Large Cap Growth Portfolio - $19,982; Large Cap Composite Portfolio- $19,982; Large Cap Value Portfolio - $ 19,982; Mid Cap Growth Portfolio - $19,982; Mid Cap Value Portfolio - $19,982; Small
Cap Portfolio - $19,982; International Equity Portfolio - $42,647; Diversified Fixed Income Portfolio - $19,342; and Cash Management Portfolio - $21,642. Certain Portfolios had recoupments for the fiscal year ended March 31, 2000, and such recoupments, which are not included as part of the advisory fee table, were as follows: [UPDATE] Multi-Managed Growth Portfolio - $23,646; Multi-Managed Moderate Growth Portfolio - $29,927; Multi-Managed Income/Equity Portfolio - $24,016 and Stock Portfolio - $10,325.

                             SUBADVISORY AGREEMENTS

       Fred Alger Management, Inc. ("Alger"), Bankers Trust Company ("Bankers Trust"), Goldman Sachs Asset Management ("GSAM"), Goldman Sachs Asset Management International ("GSAM-International"), Janus Capital Corporation ("Janus"), Jennison Associates LLC ("Jennison"), Lord, Abbett & Co. ("Lord Abbett"), Marsico Capital Management, LLC ("Marsico"), Putnam Investment Management, Inc. ("Putnam"), T. Rowe Price Associates, Inc. ("T. Rowe Price"), and Wellington Management Company, LLP ("Wellington") act as Managers to certain of the Portfolios pursuant to various Subadvisory Agreements with SunAmerica.

       SunAmerica manages the CASH MANAGEMENT PORTFOLIO, the AGGRESSIVE GROWTH and SUNAMERICA/BALANCED COMPONENTS of the Multi-Managed Seasons Portfolios, and portions of the LARGE CAP COMPOSITE PORTFOLIO, the SMALL CAP PORTFOLIO, and the DIVERSIFIED FIXED INCOME PORTFOLIO. SunAmerica may terminate any agreement with a Manager without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Funds with Managers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Managers for new or existing Funds, change the terms of particular agreements with Managers or continue the employment of existing Managers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Manager changes.

       The following chart shows the Managers to each Portfolio and Managed
Component:

-------------------------------------------------------------------------------------------
                                                      PORTFOLIO MANAGEMENT ALLOCATED
                    PORTFOLIO                          AMONG THE FOLLOWING MANAGERS
-------------------------------------------------------------------------------------------
Multi-Managed Growth Portfolio              Janus (through Janus/Growth component)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                      PORTFOLIO MANAGEMENT ALLOCATED
                    PORTFOLIO                          AMONG THE FOLLOWING MANAGERS
-------------------------------------------------------------------------------------------
                                            SunAmerica (through SunAmerica/Aggressive
                                            Growth component and SunAmerica/Balanced
                                            component)
                                            -----------------------------------------------

                                            WMC (through WMC/Fixed Income component)
-------------------------------------------------------------------------------------------

Multi-Managed Moderate Growth               Janus (through Janus/Growth component)
Portfolio                                   -----------------------------------------------

                                            SunAmerica (through SunAmerica/Aggressive
                                            Growth component and SunAmerica/Balanced
                                            component)
                                            -----------------------------------------------

                                            WMC (through WMC/Fixed Income component)

-------------------------------------------------------------------------------------------

Multi-Managed Income/Equity                 Janus (through Janus/Growth component)
Portfolio                                   -----------------------------------------------

                                            SunAmerica (through SunAmerica/Balanced
                                            component)
                                            -----------------------------------------------

                                            WMC (through WMC/Fixed Income component)
-------------------------------------------------------------------------------------------

Multi-Managed Income Portfolio              Janus (through Janus/Growth component)
                                            -----------------------------------------------

                                            SunAmerica (through SunAmerica/Balanced
                                            component)
                                            -----------------------------------------------

                                            WMC (through WMC/Fixed Income component)
-------------------------------------------------------------------------------------------

Asset Allocation: Diversified Income        Putnam
Portfolio
-------------------------------------------------------------------------------------------

Stock Portfolio                             T. Rowe Price
-------------------------------------------------------------------------------------------

Large Cap Growth Portfolio                  Bankers Trust
                                            GSAM
                                            Janus
-------------------------------------------------------------------------------------------

Large Cap Composite Portfolio               Bankers Trust
                                            SunAmerica
                                            T. Rowe Price
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                      PORTFOLIO MANAGEMENT ALLOCATED
                    PORTFOLIO                          AMONG THE FOLLOWING MANAGERS
-------------------------------------------------------------------------------------------
Large Cap Value Portfolio                   Bankers Trust
                                            T. Rowe Price
                                            WMC
-------------------------------------------------------------------------------------------

Mid Cap Growth Portfolio                    Bankers Trust
                                            T. Rowe Price
                                            WMC
-------------------------------------------------------------------------------------------

Mid Cap Value Portfolio                     Bankers Trust
                                            GSAM
                                            Lord Abbett
-------------------------------------------------------------------------------------------

Small Cap  Portfolio                        Bankers Trust
                                            Lord Abbett
                                            SunAmerica
-------------------------------------------------------------------------------------------

International Equity Portfolio              Bankers Trust
                                            GSAM-International
                                            Lord Abbett (subcontracted to Fuji-Lord Abbett
                                            International, Limited ("Fuji-Lord Abbett"))
-------------------------------------------------------------------------------------------

Diversified Fixed Income Portfolio          Bankers Trust
                                            SunAmerica
                                            WMC
-------------------------------------------------------------------------------------------

Cash Management Portfolio                   SunAmerica
-------------------------------------------------------------------------------------------

Focus Growth Portfolio                      Alger
                                            Jennison
                                            Marsico
-------------------------------------------------------------------------------------------

       Each of the other Managers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight of supervision of SunAmerica, which pays the other Managers' fees. Alger is wholly-owned by its principals. Bankers Trust is a wholly-owned subsidiary of Bankers Trust New York Corporation and an indirect wholly-owned subsidiary of Deutsche Bank A.G. GSAM is a separate operating division of Goldman, Sachs & Co., a New York limited partnership. GSAM- International, London, England, is an affiliate of Goldman, Sachs & Co. The Goldman Sachs Group, L.P., which controls GSAM and GSAM International, has merged into the Goldman Sachs Group, Inc. as the result of an initial public offering. The general partners of Lord Abbett are Stephen I. Allen, Zane E. Brown, Daniel E. Carper, Robert S. Dow, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, Paul A. Hilstad, W. Thomas Hudson, Jr., Stephen I. McGruder, Michael B. McLaughlin, Robert G. Morris, Robert J. Noelke, Mark R. Pennington, Christopher J. Towle and John J. Walsh. Fuji-Lord Abbett International, Limited is owned by Fuji Investment Management Company Limited, The Fuji Bank, Limited and Lord Abbett, all of which may be deemed to control Fuji as that term is defined in the Investment Company Act of 1940, as amended. Jennison is wholly-owned by The Prudential Insurance Company of America. Kansas City Southern Industries, Inc. ("KCSI"), owns approximately 82% of the outstanding voting stock of Janus, and is a publicly traded holding company with principal operations in rail transportation through its subsidiary The Kansas City Southern Railway Company and financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus' board. Thomas F. Marsico ownes 50% of Marsico's voting stock and Bank of America owns 50% of Marsico's voting stock. [AAT-PUTNAM?] T. Rowe Price is a publicly traded company. The following persons are managing partners of WMC: Robert W. Doran, Duncan M. McFarland and John R. Ryan.

       SunAmerica will initially allocate the assets of each Multi-Managed Seasons Select Portfolio and Multi-Managed Seasons Focused Portfolio among the Manager for that Portfolio, in a manner designed to maximize investment efficiency. SunAmerica will then allocate new cash from share purchases over redemption requests equally among the Managers of each such Portfolio unless SunAmerica determines, subject to the review of the Trustees, that a different allocation of assets would be in the best interests of a Portfolio and its shareholders. The Trust expects that differences in investment returns among the portions of a Portfolio managed by different Managers will cause the actual percentage of a Portfolio's assets managed by each Manager to vary over time. SunAmerica intends, on a quarterly basis, to review the asset allocation in each Multi-Managed Seasons Select Portfolio and Multi-Managed Seasons Focused Portfolio to determine the extent to which the portion of assets managed by a Manager exceeds that portion managed by any other Manager to the Portfolio. If SunAmerica determines that the difference is significant, SunAmerica will then re-allocate cash flows among the three Managers, differently from the manner described above, in an effort to effect a re-balancing of the Portfolio's asset allocation. In general, a Portfolio's assets once allocated to one Manager will not be reallocated (or "rebalanced") to another Manager for the Portfolio. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Manager to another when deemed in the best interests of a Portfolio and its shareholders. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation may be to shift assets from a better performing Manager to a portion of the Portfolio with a relatively lower total return.

       Each Multi-Managed Seasons Portfolio allocates its assets among the Managed Components as described in the Prospectus. Differences in investment returns among the Managed Components may cause the actual percentages to vary over the course of a calendar quarter from the targets listed in the chart. Accordingly, the assets of each Multi-Managed Portfolio will be reallocated or "rebalanced" among the Managed Components on at least a quarterly basis to restore the target allocations for such Portfolio.

       SunAmerica pays each other Manager to the Seasons Portfolios a monthly fee with respect to each Portfolio for which such Manager performs services, computed on average daily net assets.

SunAmerica has received an exemptive order that, among other things, permits the Trust to disclose to shareholders the Managers' fees only in the aggregate for each Portfolio.

       The following table sets forth the aggregate subadvisory fees paid to the other Managers of the Seasons Portfolios by SunAmerica for the fiscal years ended March 31, 2000, 1999 and 1998:

-----------------------------------------------------------------------------------------
                                                        FEE          FEE          FEE
            PORTFOLIO                                   1998*        1999         2000
-----------------------------------------------------------------------------------------
Multi-Managed Growth Portfolio                        $44,760      $142,325
-----------------------------------------------------------------------------------------

Multi-Managed Moderate Growth Portfolio               $40,269      $131,522
-----------------------------------------------------------------------------------------

Multi-Managed Income/Equity Portfolio                 $29,105       $98,717
-----------------------------------------------------------------------------------------

Multi-Managed Income Portfolio                        $21,659       $72,430
-----------------------------------------------------------------------------------------

Asset Allocation: Diversified Growth Portfolio        $134,772     $686,471
-----------------------------------------------------------------------------------------

Stock Portfolio                                       $104,733     $567,628
-----------------------------------------------------------------------------------------

Large Cap Growth Portfolio+                               --         $7,293
-----------------------------------------------------------------------------------------

Large Cap Composite Portfolio+                            --         $2,583
-----------------------------------------------------------------------------------------

Large Cap Value Portfolio+                                --         $6,078
-----------------------------------------------------------------------------------------

Mid Cap Growth Portfolio+                                 --         $5,941
-----------------------------------------------------------------------------------------

Mid Cap Value Portfolio+                                  --         $6,395
-----------------------------------------------------------------------------------------

Small Cap Portfolio+                                      --         $2,556
-----------------------------------------------------------------------------------------

International Equity Portfolio+                           --         $8,659
-----------------------------------------------------------------------------------------

Diversified Fixed Income Portfolio+                       --         $2,449
-----------------------------------------------------------------------------------------

Focus Growth Portfolio                                    --           --           --
-----------------------------------------------------------------------------------------

* For the period April 15, 1997 (commencement of operations) through March 31, 1998.

+ For the period February 8, 1999 (commencement of operations) through March 31, 1999.

       The Subadvisory Agreements will continue in effect for two years from the dates thereof, unless terminated, and may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Management Agreement. Each Subadvisory Agreement may be terminated at any time, without penalty, by the Portfolio or the Trust, by the Trustees, by the holders of a majority of the respective Portfolio's outstanding voting securities, by SunAmerica, on not less than thirty (30) nor more than sixty (60) days' written notice to the Manager, or by the Manager, on not less than ninety (90) days' written notice to SunAmerica and the Trust; provided, that the Manager may not terminate the Subadvisory Agreement unless another subadvisory agreement has been approved by the Trust in accordance with the 1940 Act, or after six (6) months' written notice, whichever is earlier; provided, further, that each may terminate its respective Subadvisory Agreement on sixty (60) days' written notice in the event of a breach of such agreement by SunAmerica.

       PERSONAL TRADING. The Trust and SunAmerica have adopted a written Code of Ethics (the "SunAmerica Code of Ethics"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code of Ethics is an individual who is a trustee, director, officer, general partner or advisory person of the Trust or SunAmerica. The guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any Investment Company advised by SunAmerica,
(ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods,
(v) short-term trading profits, (vi) gifts, and (vii) services as a Trustee. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the SunAmerica Code of Ethics by Access Persons of the Trust or SunAmerica during the quarter. The Managers have each adopted a written Code of Ethics and have represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code of Ethics. Further, the other Managers report to SunAmerica on a quarterly basis as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust. In turn, SunAmerica reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code of Ethics by Access Persons of the Trust or SunAmerica.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

       FEDERAL TAXES. Each Portfolio of the Trust intends to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Portfolio will not be subject to federal income tax on that portion of any income and net realized capital gains it distributes to its shareholders. Each Portfolio intends to distribute all income and net realized capital gains to the Variable Separate Account. If a Portfolio should fail to meet the requirements of Subchapter M, it would be subject to income tax on its income and capital gains. Each Portfolio is subject to asset diversification regulations prescribed by the U.S. Treasury Department under the Code. In general, these regulations effectively provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. There are also alternative diversification tests which may be satisfied by the Portfolio under the regulation. Each Portfolio intends to comply with the diversification regulations. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio will not be treated as annuity, endowment or life insurance contracts under the Code.

                               SHARES OF THE TRUST

       The Trust consists of sixteen separate Portfolios, each of which offers a single class of shares. All shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.

       In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though:
(1) the matter has not been approved by a majority vote of any other Portfolio; or (2) the matter has not been approved by a majority vote of the Trust.

       Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

                                 PRICE OF SHARES

       The Trust is open for business on any day the New York Stock Exchange ("NYSE") is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE

(generally 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of its shares by dividing the total value of its net assets by the shares outstanding.

       Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Manager deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Manager, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio's total assets.

       A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets.

       Except in extraordinary circumstances and as permissible under the 1940 Act, the redemption proceeds are paid on or before the seventh day following the request for redemption.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

       It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid.

       A factor in the selection of brokers is the receipt of research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Manager.

       A Manager may cause a Portfolio to pay such broker-dealers commissions that exceed what other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Manager places the Trust's portfolio transactions, the Manager may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers may not be used by the Manager in connection with the Trust and could be useful and of value to the Manager in serving other clients as well as the Trust. Research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could also be useful and of value in serving the Trust.

       In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Trust is subject to an exemptive order from the SEC, permitting the Trust to deal with securities dealers (that may be deemed to be affiliated persons of affiliated persons of the Trust solely because of any subadvisory relationship) as a principal in purchases and sales of certain securities.

       Subject to the above considerations, a Manager may use broker-dealer affiliates of an Adviser as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers are consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law. The following table sets forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers of such Portfolios for such period.

                           2000 BROKERAGE COMMISSIONS
                                    [UPDATE]

-------------------------------------------------------------------------------------------------------------------

                                                                                                    PERCENTAGE OF
                                                                              PERCENTAGE OF           AMOUNT OF
                                                          AMOUNT PAID TO       COMMISSIONS          TRANSACTIONS
                                          AGGREGATE         AFFILIATED           PAID TO              INVOLVING
              PORTFOLIO                   BROKERAGE          BROKER-           AFFILIATED            PAYMENT OF
                                         COMMISSIONS         DEALERS*         BROKER-DEALERS*        COMMISSIONS
-------------------------------------------------------------------------------------------------------------------
Multi-Managed Growth                       $71,608              -                    -                    -
-------------------------------------------------------------------------------------------------------------------

Multi-Managed Moderate Growth              $61,464              -                    -                    -
-------------------------------------------------------------------------------------------------------------------

Multi-Managed Income/Equity                $25,354              -                    -                    -
-------------------------------------------------------------------------------------------------------------------

Multi-Managed Income                       $11,225              -                    -                    -
-------------------------------------------------------------------------------------------------------------------

Asset Allocation: Diversified             $165,459             $28                 0.02%                0.00%
Growth
-------------------------------------------------------------------------------------------------------------------

Stock                                     $108,478              -                    -                    -
-------------------------------------------------------------------------------------------------------------------

Large Cap Growth+                          $8,033              $49                 0.61%                0.41%
-------------------------------------------------------------------------------------------------------------------

Large Cap Composite+                       $7,037               $6                 0.09%                0.13%
-------------------------------------------------------------------------------------------------------------------

Large Cap Value+                           $7,626              $74                 0.97%                1.76%
-------------------------------------------------------------------------------------------------------------------

Mid Cap Growth+                            $8,035              $108                1.34%                1.09%
-------------------------------------------------------------------------------------------------------------------

Mid Cap Value+                             $22,811             $262                1.15%                0.43%
-------------------------------------------------------------------------------------------------------------------

Small Cap+                                 $10,881              -                    -                    -
-------------------------------------------------------------------------------------------------------------------

International Equity+                      $17,560              -                    -                    -
-------------------------------------------------------------------------------------------------------------------

Diversified Fixed Income+                     -                 -                    -                    -
-------------------------------------------------------------------------------------------------------------------

Cash Management+                              -                 -                    -                    -
-------------------------------------------------------------------------------------------------------------------

Focus Growth                                  -                 -                    -                    -
-------------------------------------------------------------------------------------------------------------------

* The affiliated broker-dealers that effected transactions with the indicated portfolios included: SunAmerica Securities Inc., FSC Securities Corp., B.T. Alex Brown Inc. and Goldman Sachs.

+


       The policy of the Trust with respect to brokerage is reviewed by the Board of Trustees from time-to-time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

       A Manager and its respective affiliates may manage, or have proprietary interests in, accounts with similar or dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such account may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; portfolio decisions and results of the Portfolio's investments may differ from those of such other accounts. There is no obligation to make available for use in managing the Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account's adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.

       If determined by a Manager to be beneficial to the interests of the Trust, partners and/or employees of the Manager may serve on investment advisory committees, which will consult with the Manager regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio's proposed investment activities that is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.

       It is possible that a Portfolio's holdings may include securities of entities for which a Manager or its affiliate performs investment banking services as well as securities of entities in which the Manager or its affiliate makes a market. From time to time, such activities may limit a Portfolio's flexibility in purchases and sales of securities. When a Manager or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Manager may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.

       Because each Managed Component of a Multi-Managed Seasons Portfolio and each separate portion of a Multi-Managed Seasons Select Portfolio will be managed independently of each other, it is possible that the same security may be purchased and sold on the same day by two separate Managed Components or separate portion, resulting in higher brokerage commissions for the Portfolio.

                               GENERAL INFORMATION

       CUSTODIAN. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities, and performs certain other duties. State Street also serves as transfer agent and dividend disbursing agent for the Trust.

       INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. PricewaterhouseCoopers LLP (successor firm to Price Waterhouse LLP), 1177 Avenue of the Americas, New York, New York 10036, has been selected as the Trust's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of the Trust's financial statements and provides tax consulting, tax return preparation and accounting services relating to filings with the SEC. The firm of Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New York, NY 10022, has been selected to provide legal counsel to the Trust.

       REPORTS TO SHAREHOLDERS. Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.

       SHAREHOLDER AND TRUSTEE RESPONSIBILITY. Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

       Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

       REGISTRATION STATEMENT. A registration statement has been filed with the SEC under the Securities Act and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the SEC, Washington, D.C., to all of which reference is hereby made.

                              FINANCIAL STATEMENTS

       The Trust's audited financial statements are incorporated into this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the Annual Report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

                                        PART C
                                  OTHER INFORMATION
Item 23.  Exhibits:

(a) Declaration of Trust. Incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-8653) filed on July 22, 1996.


(b) By-Laws. Incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-8653) filed on July 22, 1996.
(c)       Inapplicable.

(d)(i) Investment Advisory and Management Agreement. Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 333-08653) filed on January 29, 1999.

(d)(ii) Subadvisory Agreements. Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 333-08653) filed on January 29, 1999 (except for the Subadvisory Agreement between SunAmerica and Bankers trust Company).

(d)(iii) Subadvisory Agreement between SunAmerica and Bankers Trust Company. Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File No. 333-08653) filed on July 15, 1999.


(d)(iv) Subadvisory Agreement between SunAmerica and Fred Alger Management, Inc. To be filed by amendment.

(d)(v) Subadvisory Agreement between SunAmerica and Jennison Associates LLC. To be filed by amendment.

(d)(vi) Subadvisory Agreement between SunAmerica and Marsico Capital Management, LLC. To be filed by amendment.

(e)       Inapplicable.

(f)       Inapplicable.

(g) Custodian Contract. Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File No. 333-8653) filed on April 1, 1997.

(h) Fund Participation Agreement between Registrant and Anchor National Life Insurance Company, on behalf of itself and Variable Annuity Account Five. Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File No. 333-8653) filed on April 1, 1997.

(i) Opinion and Consent of Counsel. Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 333-08653) filed on January 29, 1999.

(j)       Consent of Independent Accountants.

(k)       Inapplicable.

(l)       Inapplicable.

(m)       Inapplicable.

(n)       Inapplicable.

(o)(i)    Inapplicable.

   (ii) Powers of Attorney. Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 333-08653) filed on January 29, 1999.

(p) Code of Ethics. Incorporated herein by reference to Post-Effective Amendment No. 24 to SunAmerica Style Select Series, Inc. Registration Statement on Form N-1A (File No. 333-11283) filed on April 19, 2000.

Item 24.  Persons Controlled by or under Common Control with Registrant.

          The following entities are under control with the Registrant, Seasons Series Trust:

          1)  Anchor Pathway Fund;
          2)  Anchor Series Trust; and
          3)  SunAmerica Series Trust

Each of the above-referenced entities, including Seasons Series Trust, is organized under the laws of the State of Massachusetts as a Massachusetts business trust.

Item 25.  Indemnification.

     Article VI of the Registrant's By-Laws relating to the indemnification of officers and trustees is quoted below:

                                      ARTICLE VI
                                   INDEMNIFICATION

     The Trust shall provide any indemnification required by applicable law and shall indemnify trustees, officers, agents and employees as follows:

(a) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such Person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such action, suit or proceeding, provided such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Person did not reasonably believe his or her actions to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such Person's conduct was unlawful.

(b) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such Person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a Trustee, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by such Person in connection with the defense or settlement of such action or suit if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which such Person shall have been adjudged to be liable for negligence or misconduct in the performance of such Person's duty to the Trust unless and only to the extent that the court in which such action or suit was brought, or any other court having jurisdiction in the premises, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

(c) To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such Person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such Person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

(d) Any indemnification under subparagraph (a) or (b) (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of the Trustee or officer is proper in view of the standard of conduct set forth in subparagraph (a) or (b). Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Trustees who were disinterested and not parties to such action, suit or proceedings, or (ii) if such a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion, and any determination so made shall be conclusive and binding upon all parties.

(e) Expenses incurred in defending a civil or criminal action, writ or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt
of an undertaking by or on behalf of the Trustee or officer to   repay such
amount unless it shall ultimately be determined that such Person is entitled to be indemnified by the Trust as authorized herein. Such determination must be made by disinterested Trustees or independent legal counsel. Prior to any payment being made pursuant to this paragraph, a majority of quorum of disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(f) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

(g) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a Person who has ceased to be a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a Person.

(h) Nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such Person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person's office.

(i) The Trust shall have power to purchase and maintain insurance on behalf of any Person against any liability asserted against or incurred by such Person, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of this Article. Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance
of such insurance would result in the   indemnification of any Person in
contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.

                           * * * * * * * * * * * * * * *

The Investment Advisory and Management Agreement provides that in absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties involved in the conduct of office on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust or to any other person for any act or omission in the course of, or connected with, rendering services, including without limitation, any error of judgment or mistake or law or for any loss suffered by any of them in connection with the matters to which each Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Certain of the Subadvisory Agreements provide for similar indemnification of the Subadviser by the Adviser.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business And Other Connections of Adviser.

SunAmerica Asset Management Corp. ("SunAmerica"), the Adviser of the Trust, is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SunAmerica on file with the Commission
(File No. 801-19813) for a description of the names and employment of the directors and officers of SunAmerica and other required information.


Bankers Trust Company, Fred Alger Management, Inc., Goldman Sachs Asset Management, Janus Capital Corporation, Jennison Associates LLC, Lord, Abbett
& Co., Marsico Capital Management, LLC, Putnam Investment Management, Inc., T. Rowe Price Associates, Inc., and Wellington Management Company, the Subadvisers of certain of the Portfolios of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of Bankers Trust Company, Goldman Sachs Asset Management, Janus Capital Corporation, Lord, Abbett & Co., Putnam Investment Management, Inc.,
T. Rowe Price Associates, Inc., and Wellington Management Company, and other required information:



                                         FILE NO.

 Fred Alger Management, Inc.             801-56308

 Goldman Sachs Asset Management          801-16048

 Goldman Sachs Asset Management          801-38157
 International

 Janus Capital Corporation               801-3991

 Jennison Associates LLC.                801-05608

 Lord, Abbett & Co.                      801-6997

 Marsico Capital Management, LLC         801-54914

 T. Rowe Price Associates, Inc.          801-856

 Putnam Investment Management, Inc.      801-7974

 Wellington Management Company           801-15908


Reference is made to Post-Effective Amendment No. 26 to BT Investment Funds' Registration Statement on Form N-1A (File No. 33-07404) filed on October 26, 1998 for a description of the names and employment of the directors and officers of Bankers Trust Company.


Item 27.  Principal Underwriters.

There is no Principal Underwriter for the Registrant.

Item 28.  Location of Accounts and Records.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian, transfer agent and dividend paying agent. It maintains books, records and accounts pursuant to the instructions of the Trust.

Bankers Trust Company has principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006.

Fred Alger Management, Inc. is located at 1 World Trade Center, 93rd Floor, New York, New York 10048.


Goldman Sachs Asset Management is located at 85 Broad Street, 12th Floor, New York, New York 10004.


Goldman Sachs Asset Management International is located at Peterborough Court, 133 Fleet Street, London EC4A 2BB, England.

Janus Capital Corporation is located at 100 Fillmore Street, Suite 300, Denver, Colorado 80296-4923.

Jennison Associates LLC is located at 466 Lexington Avenue, New York, New York 10017.
Lord, Abbett & Co. is located in the General Motors Building, at 767 Fifth Avenue, New York, New York 10153.


Marsico Capital Management, LLC is located at 1200 17th Street, Suite 1300, Denver, Colorado 80202.

Putnam Investment Management, Inc. is located at One Post Office Square, Boston, Massachusetts 02109.

SunAmerica Asset Management Corp., is located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204.

T. Rowe Price Associates, Inc. is located at 100 East Pratt Street, Baltimore, Maryland 21202.

Wellington Management Company, LLP is located at 75 State Street, Boston, Massachusetts 02109.


Each of the Adviser and Subadvisers maintain the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 29.  Management Services.

Inapplicable.

Item 30.  Undertakings

Inapplicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, (the"1933 Act") and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No.7 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 20th day of April, 2000.

                              SEASONS SERIES TRUST

                              By: /s/ Peter C. Sutton
                                 --------------------------------------
                                 Name:  Peter C. Sutton
                                 Title: Vice President, Treasurer and Controller

     Pursuant to the requirements of the 1933 Act, the Post-Effective Amendment No.7 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

        *                                   Trustee, Chairman and               April 20, 2000
---------------------                       President
James K. Hunt                               (Principal Executive Officer)


/s/ Peter C. Sutton                         Vice President,                     April 20, 2000
---------------------                       Treasurer and Controller
Peter C. Sutton                             (Principal Financial
                                            and Accounting Officer)

        *                                   Trustee                             April 20, 2000
---------------------
Allan L. Sher


        *                                   Trustee                             April 20, 2000
---------------------
William M. Wardlaw


        *                                   Trustee                             April 20, 2000
---------------------
Monica C. Lozano


*By: /s/ Robert M. Zakem
    --------------------------------
    Name:    Robert M. Zakem
    Title:   Attorney-in-Fact